  As filed with the Securities and Exchange Commission on January 15, 1999.
                                                             File No. 333-36203


                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                          POST-EFFECTIVE AMENDMENT NO. 4 TO

                                       FORM S-6

                 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                  SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON
                                     FORM N-8B-2

A.    Exact name of trust:  Separate Account Five

B.    Name of depositor:  Hartford Life Insurance Company

C.    Complete address of depositor's principal executive offices:

      P.O. Box 2999
      Hartford, CT  06104-2999

D.    Name and complete address of agent for service:


      Marianne  O'Doherty, Esq.
      Hartford Life Insurance Companies
      P.O. Box 2999
      Hartford, CT  06104-2999


      It is proposed that this filing will become effective:


      ___  immediately upon filing pursuant to paragraph (b) of Rule 485
      ___  on _____________, 1999 pursuant to paragraph (b) of Rule 485
      ___  60 days after filing pursuant to paragraph (a)(1) of Rule 485
      _X_  on May 1, 1999 pursuant to paragraph (a)(1) of Rule 485
      ___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



E. Title and amount of securities being registered: Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities.


F. Proposed maximum aggregate offering price to the public of the securities being registered: Not yet determined.

G.    Amount of filing fee: Not applicable.

H. Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

                           RECONCILIATION AND TIE BETWEEN
                              FORM N-8B-2 AND PROSPECTUS


ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
------------   --------------------

      1.       Cover page

      2.       Cover page

      3.       Not applicable

      4.       The Company; Distribution of the Policies

      5.       Summary - The Separate Account; The Separate Account-
               General

      6.       The Separate Account - General

      7.       Not required by Form S-6

      8.       Not required by Form S-6

      9.       Legal Proceedings

      10. Summary; The Separate Account - Funds; The Policy - Application for a Policy; Policy Benefits and Rights; Other Matters - Voting Rights, Dividends

      11.      Summary; The Separate Account - Funds

      12.      Summary;  The Separate Account- Funds

      13. Deductions and Charges; Distribution of the Policies; Federal Tax Considerations

      14.      The Policy - Application for a Policy

      15.      The Policy - Allocation of Premiums

      16.      The Separate Account - Funds;  The Policy - Allocation of
               Premiums

      17. Summary; Policy Benefits and Rights - Account Value and Amount Payable on Surrender of the Policy, Cancellation and Exchange Rights

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
------------   --------------------

      18. The Separate Account - Funds; Deduction and Charges; Federal Tax Considerations

      19.      Other Matters - Statements to Policy Owners

      20.      Not applicable

      21.      Policy Benefits and Rights - Policy Loans

      22.      Not applicable

      23.      Safekeeping of Separate Account Assets

      24.      Other Matters - Assignment

      25.      The Company

      26.      Not applicable

      27.      The Company

      28.      The Company

      29.      The Company

      30.      Not applicable

      31.      Not applicable

      32.      Not applicable

      33.      Not applicable

      34.      Not applicable

      35.      Distribution of Policies

      36.      Not required by Form S-6

      37.      Not applicable

      38.      Distribution of the Policies

ITEM NO. OF
FORM N-8B-2    CAPTION IN PROSPECTUS
------------   ----------------------

      39.      The Company;  Distribution of the Policies

      40.      Not applicable

      41.      The Company;  Distribution of the Policies

      42.      Not applicable

      43.      Not applicable

      44.      The Policy - Allocation of Premiums

      45.      Not applicable

      46.      Policy Benefits and Rights - Account Value

      47.      The Separate Account - Funds

      48.      Cover Page;  The Company

      49.      Not applicable

      50.      The Separate Account - General

      51. Summary; The Company; The Policy; Policy Benefits and Rights; Other Matters - Beneficiary

      52.      The Separate Account - Funds, The Separate Account -
               Investment Adviser

      53.      Federal Tax Considerations

      54.      Not applicable

      55.      Not applicable

      56.      Not required by Form S-6

      57.      Not required by Form S-6

      58.      Not required by Form S-6

      59.      Not required by Form S-6

                                    PART I

                            DIRECTOR LIFE SERIES II
                     MODIFIED SINGLE PREMIUM VARIABLE LIFE
                              INSURANCE POLICIES
                        HARTFORD LIFE INSURANCE COMPANY
                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999
[LOGO]                     TELEPHONE 1-800-231-5453

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


This Prospectus describes information you should know before you purchase Series II of Director Life. Please read it carefully.



Director Life Series II is a modified single premium variable life insurance policy. It is:



x Modified single premium, because you pay one single payment, and under certain limited circumstances you may add payments.



x Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying Funds.



At purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Account, an account that keeps your life insurance policy assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund, but they may have similar investment strategies and the same portfolio managers as retail mutual funds. This life insurance policy offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet you investment style. The Sub-Accounts and the funds are listed below:



- Advisers Sub-Account which purchases shares of Class IA of Hartford Advisers HLS Fund, Inc.



- Bond Sub-Account which purchases shares of Class IA of Hartford Bond HLS Fund, Inc.



- Capital Appreciation Sub-Account which purchases shares of Class IA of Hartford Capital Appreciation HLS Fund, Inc.



- Dividend and Growth Sub-Account which purchase shares of Class IA of Hartford Dividend and Growth HLS Fund, Inc.



- Global Leaders Sub-Account which purchases shares of Class IA of Hartford Global Leaders HLS Fund, Inc.



- Growth and Income Sub-Account which purchases shares of Class IA of Hartford Growth and Income HLS Fund, Inc.



- High Yield Sub-Account which purchases shares of Class IA of Hartford High Yield HLS Fund, Inc.



- Index Sub-Account which purchases shares of Class IA of Hartford Index HLS Fund, Inc.



- International Advisers Sub-Account which purchases shares of Class IA of Hartford International Advisers HLS Fund, Inc.



- International Opportunities Sub-Account which purchases shares of Class IA of Hartford International Opportunities HLS Fund, Inc.



- MidCap Sub-Account which purchases shares of Class IA of Hartford MidCap HLS Fund, Inc.



- Money Market Sub-Account which purchases shares of Class IA of Hartford Money Market HLS Fund, Inc.



- Mortgage Securities Sub-Account which purchases shares of Class IA of Hartford Mortgage Securities HLS Fund, Inc.



- Small Company Sub-Account which purchases shares of Class IA of Hartford Small Company HLS Fund, Inc.



- Stock Sub-Account which purchases of Class IA of Hartford Stock HLS Fund, Inc.



If you decide to buy this life insurance policy, you should keep this Prospectus for your records. Although we file the Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission does these things may be guilty of a criminal offense.



This Prospectus can also be obtained from the Securities and Exchange Commission's website (HTTP://WWW.SEC.GOV).



This life insurance policy IS NOT:



-  a bank deposit or obligation



-  federally insured



-  endorsed by any bank or governmental agency



-  available for sale in all states

--------------------------------------------------------------------------------

PROSPECTUS DATED: MAY 1, 1999

2                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                         PAGE
                                                                         ----
 SPECIAL TERMS.........................................................    4
 SUMMARY...............................................................    6
 THE COMPANY...........................................................    7
 THE SEPARATE ACCOUNT..................................................    8
   General.............................................................    8
   Funds...............................................................    8
   Investment Adviser..................................................    9
 THE POLICY............................................................    9
   Application for a Policy............................................    9
   Premiums............................................................   10
   Allocation of Premiums..............................................   10
   Accumulation Unit Values............................................   10
 DEDUCTIONS AND CHARGES................................................   11
   Chart of Deduction and Charges......................................   11
   Cost of Insurance Charge............................................   11
   Administrative Charge...............................................   12
   Annual Maintenance Fee..............................................   12
   Surrender Charge....................................................   12
   Policy Owner Options................................................   12
     Option 1..........................................................   13
     Option 2..........................................................   13
   Other Deductions or Charges.........................................   14
 POLICY BENEFITS AND RIGHTS............................................   14
   Death Benefit.......................................................   14
   Account Value.......................................................   14
   Transfer of Account Value...........................................   14
   Policy Loans........................................................   15
   Amount Payable on Surrender of the Policy...........................   15
   Partial Surrenders..................................................   16
   Benefits at Maturity................................................   16
   Lapse and Reinstatement.............................................   16
   Cancellation and Exchange Rights....................................   16
   Suspension of Valuation, Payments and Transfers.....................   16
 LAST SURVIVOR POLICIES................................................   16
 OTHER MATTERS.........................................................   17
   Voting Rights.......................................................   17
   Statements to Policy Owners.........................................   17
   Limit on Right to Contest...........................................   17
   Misstatement as to Age and Sex......................................   18
   Settlement Provisions...............................................   18
   Beneficiary.........................................................   19
   Assignment..........................................................   19
   Dividends...........................................................   19
 EXECUTIVE OFFICERS AND DIRECTORS......................................   19
 DISTRIBUTION OF THE POLICIES..........................................   23
 SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS..........................   24
 FEDERAL TAX CONSIDERATIONS............................................   24
   General.............................................................   24
   Taxation of Hartford and the Separate Account.......................   24
   Income Taxation of Policy Benefits..................................   24
   Last Survivor Policies..............................................   24
   Modified Endowment Contracts........................................   25
   Estate and Generation Skipping Taxes................................   25
   Diversification Requirements........................................   25
   Ownership of the Assets in the Separate Account.....................   26
   Life Insurance Purchased for Use in Split Dollar Arrangements.......   26
   Federal Income Tax Withholding......................................   26
   Non-Individual Ownership of Policies................................   26

HARTFORD LIFE INSURANCE COMPANY                                                3
--------------------------------------------------------------------------------


                                                                         PAGE
                                                                         ----
   Other...............................................................   26
   Life Insurance Purchases by Nonresident Aliens and Foreign
    Corporations.......................................................   26
 LEGAL PROCEEDINGS.....................................................   26
 LEGAL MATTERS.........................................................   27
 YEAR 2000.............................................................   27
 EXPERTS...............................................................   27
 REGISTRATION STATEMENT................................................   27
 APPENDIX A -- SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW
   YORK................................................................   28
 APPENDIX B -- ILLUSTRATIONS OF BENEFITS...............................   30


 THE POLICIES AND/OR POLICY OWNER OPTION 2 MAY NOT BE AVAILABLE IN ALL STATES.

    THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED ON.

4                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                 SPECIAL TERMS



As used in this Prospectus, the following terms have the indicated meanings:



ACCOUNT VALUE: The current value of the Sub-Accounts plus the value of the Loan Account under the Policy.



ACCUMULATION UNIT: A unit of measure we use to calculate the value of a Sub-Account.



ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial surrender that is not subject to the Surrender Charge. This amount in any Policy Year is the greater of 10% of premiums or 100% of your Account Value minus premiums paid.



ANNUITY UNIT: A unit of measure we use to calculate the amount of annuity payments.



ATTAINED AGE: The Issue Age plus the number of fully completed Policy Years.



CASH SURRENDER VALUE: The Cash Value less all Indebtedness.



CASH VALUE: The Account Value less any Surrender Charge and any Unamortized Tax charge due upon surrender.



CODE: The Internal Revenue Code of 1986, as amended.



COVERAGE AMOUNT: The Death Benefit less the Account Value.



DEATH BENEFIT: The greater of (1) the Face Amount specified in the Policy or (2) the Account Value on the date of death multiplied by a stated percentage as specified in the Policy.



DEATH PROCEEDS: The amount that Hartford will pay on the death of the Insured. This equals the Death Benefit less any Indebtedness.



DEDUCTION AMOUNT: A deduction on the Policy Date and on each Monthly Activity Date for the cost of insurance, Tax Expense charges under Option 1, an administrative charge and a mortality and expense risk charge.



FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the Policy's Specifications page. Thereafter, the Face Amount is reduced in proportion to any partial surrenders.



FUNDS: The registered investment management companies in which assets of the Separate Account may be invested.



GUIDELINE SINGLE PREMIUM: The "Guideline Single Premium" as defined in Section 7702 of the Code.



HARTFORD OR WE: Hartford Life Insurance Company



HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.



INDEBTEDNESS: All monies owed to Hartford by the Policy Owner, including all outstanding loans on the Policy, any interest due or accrued and any unpaid Deduction Amount or annual maintenance fee arising during a grace period.



INSURED: The person on whose life the Policy is issued.



ISSUE AGE: As of the Policy Date, the Insured's age on Insured's last birthday.



LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.



MONTHLY ACTIVITY DATE: The day of each month on which any deductions or charges are subtracted from the Account Value of the Policy. Monthly Activity Dates occur on the same day of the month as the Policy Anniversary.



POLICY: For a Policy issued to an individual, the Policy is the individual Policy and any endorsements or riders. For a group Policy, the Policy is a certificate evidencing a participatory interest in a group Policy and any endorsements or riders. Any references in this Prospectus to a Policy includes the certificate.



POLICY ANNIVERSARY: The yearly anniversary of the Policy Date.



POLICY DATE: The issue date of the Policy.



POLICY LOAN RATE: The interest rate charged on Policy loans.



POLICY OWNER OR YOU: The owner of the Policy



POLICY OWNER OPTIONS: The Policy Owner may elect one of two options offered by Hartford to pay Mortality and Expense Risk charges and certain tax related charges. The Policy Owner must elect the option at the time the Policy is issued and the option cannot be changed once the Policy is issued. The following options are available:



    OPTION 1: ASSET BASED CHARGES: Under this option the Policy Owner elects to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at an annual rate of .90% in Policy Years 1 through 10 and at an annual rate of .50% in Policy Years 11 and beyond; a Tax Expense charge that is also deducted monthly at an annual rate of .40% for the first 10 Policy Years and an Unamortized Tax charge that is imposed during the first 9 Policy Years on surrenders or partial surrenders according to the rate set forth in "Deductions and Charges -- Policy Owner Options -- Unamortized Tax Charge." See "Deductions and Charges -- Policy Owner Options."



    OPTION 2: FRONTED CHARGES: Under this option the Policy Owner elects to pay a Mortality and Expense Risk charge that is deducted monthly from Account Value at

HARTFORD LIFE INSURANCE COMPANY                                                5
--------------------------------------------------------------------------------


    an annual rate of .65% in Policy Years 1 through 10 and an annual rate of .50% in Policy Years 11 and beyond and a Tax Expense charge that is deducted from any Premium payment in all Policy Years at an annual rate of 4.0%. This option is not available in all states. See "Deductions and Charges -- Policy Owner Options."



POLICY YEAR: The twelve months between Policy Anniversaries.



SEPARATE ACCOUNT: Separate Account Five, an account established by Hartford to separate the assets funding the Policies from other assets of Hartford.



SUB-ACCOUNT: The subdivisions of the Separate Account.



SURRENDER CHARGE: A charge which may be assessed upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount.



VALUATION DAY: The date on which the Sub-Account is valued. The Valuation Day is every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.



VALUATION PERIOD: The period between the close of business on successive Valuation Days.

6                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                    SUMMARY


HOW DO I PURCHASE THE LIFE INSURANCE POLICY?



    You apply for life insurance by completing an application. If you are between the ages of 35 and 80, you may be eligible for simplified underwriting without a medical examination. If you are accepted, you pay one single premium. Under certain limited circumstances you may be able to add additional premiums.



    For a limited time, at least 10 days after you receive your life insurance Policy, you may cancel it without paying a sales charge. A longer period is provided in certain cases.



WHAT IS THE DEATH BENEFIT?



    You designate a Beneficiary who will receive the Death Benefit if you die while the Policy is in force. The Policy pays a minimum Death Benefit, called the "Face Amount." The actual Death Benefit may be larger than the Face Amount if the underlying investments of the Policy perform well.



DOES THE POLICY HAVE CASH VALUES?



    Yes. The value of your Policy will fluctuate with the performance of the underlying investments. You may transfer amounts among your Sub-Accounts, subject to restrictions.



WHAT TYPE OF SURRENDER CHARGE WILL I PAY?



    We may charge you a Surrender Charge when you terminate or withdraw amounts invested in your Policy. We assess a Surrender Charge on amounts withdrawn in any Policy Year that exceed the greater of 10% of the total amounts you have paid into your Policy or 100% of your Account Value minus premiums paid. If the amount you paid has been in your Policy:


x  For less than three years, the charge is 7.5%.


x  For more than three years and less than five years, the charge is 6%.


x  For more than five years and less than seven years, the charge is 4%.


x  For more than seven years and less than nine years, the charge is 2%.


x  For more than nine years, the charge is 0%.



WHAT INSURANCE CHARGES ARE ASSESSED UNDER THE POLICY?



    We will deduct an amount from your Policy each month to cover certain charges. These charges include a cost of insurance charge, a tax expense charge under Option 1, an administrative charge and a mortality and expense risk charge. If your Policy is worth less than $50,000, or if you terminate your Policy, we will deduct an annual maintenance fee of $30.



    You may choose to pay these charges under one of two options. Once chosen, you cannot change your option:



    UNDER OPTION 1:


x We will deduct a mortality and expense risk charge each month at an annual rate of .90% during the first 10 years of your Policy, and thereafter at an annual rate of .50%.


x We will deduct a tax expense charge each month at an annual rate of .40% during the first 10 years of your Policy.


x We will deduct an unamortized tax charge during the first 9 years on withdrawals, according to a schedule of rates described in "Deductions and Charges -- Policy Owner Options -- Unamortized Tax Charge."



    UNDER OPTION 2: (May not be available in all states)


x We will deduct a mortality and expense risk charge each month at an annual rate of .65% during the first 10 years of your Policy, and thereafter at an annual rate of .50%.


x We will deduct a tax expense charge from your premium payment at an annual rate of 4.0%.



WHAT FEES DO I PAY TO THE UNDERLYING FUNDS?



    The table below shows the annual fees paid to the underlying Funds.



                         ANNUAL FUND OPERATING EXPENSES
                        (as a percentage of net assets)



                                                     MANAGEMENT
                                                        FEES           OTHER
                                                      (BEFORE        EXPENSES
                                                        ANY         (BEFORE ANY      TOTAL FUND
                                                        FEE           EXPENSE        OPERATING
                                                      WAIVERS)    REIMBURSEMENTS)   EXPENSES (1)
                                                     ----------   ---------------   ------------
 Hartford Bond Fund................................   0.505%          0.017%          0.522%
 Hartford Stock Fund...............................   0.458%          0.013%          0.471%
 Hartford Money Market Fund........................   0.450%          0.017%          0.467%
 Hartford Advisers Fund............................   0.635%          0.014%          0.648%
 Hartford Capital Appreciation Fund................   0.641%          0.015%          0.656%
 Hartford Mortgage Securities Fund.................   0.450%          0.030%          0.480%
 Hartford Index Fund...............................   0.400%          0.015%          0.415%
 Hartford International Opportunities Fund.........   0.699%          0.081%          0.780%
 Hartford Dividend & Growth Fund...................   0.662%          0.011%          0.673%
 Hartford International Advisers Fund..............   0.775%          0.094%          0.869%
 Hartford Small Company Fund.......................   0.772%          0.017%          0.789%
 Hartford MidCap Fund..............................   0.775%          0.071%          0.846%

HARTFORD LIFE INSURANCE COMPANY                                                7
--------------------------------------------------------------------------------


                                                     MANAGEMENT
                                                        FEES           OTHER
                                                      (BEFORE        EXPENSES
                                                        ANY         (BEFORE ANY      TOTAL FUND
                                                        FEE           EXPENSE        OPERATING
                                                      WAIVERS)    REIMBURSEMENTS)   EXPENSES (1)
                                                     ----------   ---------------   ------------
 Hartford Global Leaders (2).......................   0.750%          0.200%          0.950%
 Hartford Growth and Income Fund (2)...............   0.750%          0.150%          0.900%
 Hartford High Yield Fund (2)......................   0.750%          0.150%          0.900%


---------


(1) Management Fees generally represent the fees paid to the investment adviser or its affiliate for investment and administrative services provided. Other Expenses are expenses (other than Management Fees) which are deducted from the fund including legal, accounting and custodian fees. For a complete description of the nature of the services provided in consideration of the operating expenses deducted, please see the Fund prospectuses.



(2) Hartford Global Leaders Fund, Hartford High Yield Fund, and Hartford Growth and Income Fund are new Funds. Total Fund Operating Expenses are based on annualized estimates of such expenses to be incurred in the current fiscal year. HL Investement Advisors, Inc. has agreed to waive its fees for these until the assets of the Funds (excluding assets contributed by companies affiliated with HL Investments Advisors, Inc.) reach $20 million. After this waiver, the Management Fee and Total Fund Operating Expenses would be:



                                                                             TOTAL FUND
                                                     MANAGEMENT    OTHER     OPERATING
                                                        FEES      EXPENSES    EXPENSES
                                                     ----------   --------   ----------
 Hartford Growth and Income........................   0.200%       0.150%     0.350%
 Hartford Global Leaders Fund......................   0.200%       0.200%     0.400%
 Hartford High Yield Fund..........................   0.200%       0.150%     0.350%



CAN I TAKE OUT ANY OF MY MONEY?


x  You may withdraw all or part of amounts available in your Policy at any time.


x Each year you may withdraw the greater of up to 10% of your premium payments or 100% of your Account Value minus premiums paid without having to pay a Surrender Charge.



    You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a tax penalty.



MAY I TAKE A LOAN ON THE POLICY?



    Yes. The Policy provides for two types of cash loans. The Policy secures the loans. Loans may not exceed 90% of the Policy's cash value.



IS IT POSSIBLE FOR THE POLICY TO TERMINATE?



    Your Policy could terminate if the value of the Policy becomes too low to support the Policy's monthly charges and fees. If this occurs, We will notify you in writing. You will then have a 61-day grace period in order for you to pay additional amounts to prevent the Policy from terminating.



WHAT ABOUT TAXES?



    Under current tax law, your Beneficiaries will receive the Death Benefit free of federal income tax. However, you will subject to income tax if you receive any loans, with-



drawals or other amounts from the Policy, and you may be subject to a 10% penalty tax.


                                  THE COMPANY


    Hartford Life Insurance Company ("Hartford") is a stock life insurance company engaged in the business of writing health and life insurance, both individual and group, in all states of the United States and the District of Columbia and Puerto Rico. We were originally incorporated under the laws of Massachusetts on June 5, 1902, and was subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, its mailing address is P.O. Box 2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.



                               HARTFORD'S RATINGS



                        EFFECTIVE
                         DATE OF
RATING AGENCY            RATING         RATING         BASIS OF RATING
--------------------  -------------     ------     -----------------------
A.M. Best and                                      Financial soundness and
Company, Inc........       9/9/97             A+   operating performance.
                                                   Insurer financial
Standard & Poor's...      1/23/98            AA    strength
Duff & Phelps.......      1/23/98            AA+   Claims paying ability

8                                                HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                              THE SEPARATE ACCOUNT

                                    GENERAL

    Separate Account Five ("Separate Account") is a separate account of Hartford established on August 17, 1994 pursuant to the insurance laws of the State of Connecticut and it is organized as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Separate Account meets the definition of "separate account" under federal securities law. Under Connecticut law, the assets of the Separate Account are held exclusively for the benefit of Policy Owners and persons entitled to payments under the Policies. The assets of the Separate Account are not chargeable with liabilities arising out of any other business which Hartford may conduct.

                                     FUNDS

    The assets of each Sub-Account are invested exclusively in shares of Class IA of one of the Funds. A Policy Owner may allocate premiums among the Funds. Policy Owners should review the following brief descriptions of the investment objectives of the Funds in connection with that allocation. Policy Owners are also advised to read the Funds' prospectus accompanying this Prospectus for more detailed information. There is no assurance that any of the Funds will achieve its stated objectives.

    The Funds may not be available in all states.

 HARTFORD ADVISERS FUND

    Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments.

 HARTFORD BOND FUND

    Seeks maximum current income consistent with preservation of capital by investing primarily in fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond Fund -- Investment Policies."

 HARTFORD CAPITAL APPRECIATION FUND

    Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation.

 HARTFORD DIVIDEND AND GROWTH FUND

    Seeks a high level of current income consistent with growth of capital and reasonable investment risk.

 HARTFORD GLOBAL LEADERS FUND

    Seeks growth of capital by investing primarily in equity securities issued by U.S. companies and non-U.S. companies.

 HARTFORD GROWTH AND INCOME FUND

    Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends.

 HARTFORD HIGH YIELD FUND

    Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective.

 HARTFORD INDEX FUND

    Seeks to provide investment results which approximate the price and yield performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.*

 HARTFORD INTERNATIONAL ADVISERS FUND

    Seeks maximum long-term total return consistent with prudent investment risk by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets.

 HARTFORD INTERNATIONAL OPPORTUNITIES FUND

    Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies.

 HARTFORD MIDCAP FUND

    Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities.

 HARTFORD MORTGAGE SECURITIES FUND

    Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities, including securities issued by the Government National Mortgage Association.

* "STANDARD & POOR'S-REGISTERED TRADEMARK-," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500", AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE HARTFORD INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD &POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE HARTFORD INDEX FUND.

HARTFORD LIFE INSURANCE COMPANY                                                9
--------------------------------------------------------------------------------

 HARTFORD SMALL COMPANY FUND

    Seeks growth of capital by investing primarily in equity securities selected on the basis of potential for capital appreciation.

 HARTFORD STOCK FUND

    Seeks long-term growth by investing primarily in equity securities.

 HARTFORD MONEY MARKET FUND

    Seeks maximum current income consistent with liquidity and preservation of capital.

    All of the Funds are organized as corporations under the laws of the State of Maryland and are registered as diversified open-end management companies under the Investment Company Act of 1940. Each Fund continually issues an unlimited number of full and fractional shares of beneficial interest in the Fund. Such shares are offered to separate accounts, including the Separate Account, established by Hartford or one of its affiliated companies specifically to fund the Policies and other policies or contracts issued by Hartford or its affiliates, as permitted by the Investment Company Act of 1940.

    It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Funds simultaneously. Although neither Hartford nor the Funds currently foresee any such disadvantages either to variable life insurance Policy Owners or variable annuity contract owners, the Funds' Board of Directors intends to monitor events in order to identify any material conflicts between variable life Policy Owners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto. If the Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Hartford will bear the attendant expenses.

    All investment income of, and other distributions to, each Sub-Account arising from the applicable Fund are reinvested in shares of that Fund at net asset value. The income and both realized gains or losses on the assets of each Sub-Account are therefore separate and are credited to or charged against the Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other business of Hartford. Hartford will purchase shares in the Funds in connection with premiums allocated to the applicable Sub-Account in accordance with Policy Owners' directions and will redeem shares in the Funds to meet Policy obligations or make adjustments in reserves, if any. The Funds are required to redeem Fund shares at net asset value and to make payment within seven days.

    Hartford reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the Separate Account and its Sub-Accounts which fund the Policies. No substitution of securities will take place without notice to and consent of Policy Owners and without prior approval of the Securities and Exchange Commission to the extent required by the Investment Company Act of 1940. Subject to Policy Owner approval, Hartford also reserves the right to end the registration under the Investment Company Act of 1940 of the Separate Account or any other separate accounts of which it is the depositor and which may fund the Policies.

    Each Fund is subject to investment restrictions which may not be changed without the approval of a majority of the shareholders of the Fund. See the Funds' prospectuses accompanying this Prospectus.

                               INVESTMENT ADVISER

    All of the Funds are sponsored by Hartford and are incorporated under the laws of the State of Maryland. HL Investment Advisors, Inc. ("HL Advisors") serves as the investment manager for each of the Funds.

    Wellington Management Company, L.L.P. ("Wellington Management") serves as sub-investment adviser for Hartford Advisers Fund, Hartford Capital Appreciation Fund, Hartford Dividend and Growth Fund, Hartford Global Leaders Fund, Hartford Growth and Income Fund, Hartford International Advisers Fund, Hartford International Opportunities Fund, Hartford Small Company Fund, Hartford Stock Fund and Hartford MidCap Fund.

    In addition, HL Advisors has entered an investment services agreement with Hartford Investment Management Company, Inc., ("HIMCO"), pursuant to which HIMCO will provide certain investment services to Hartford Bond Fund, Hartford High Yield Fund, Hartford Index Fund, Hartford Mortgage Securities Fund, and Hartford Money Market Fund.

    A full description of the Funds, their investment policies and restrictions, risks, charges and expenses and all other aspects of their operation is contained in the accompanying Funds' prospectuses which should be read in conjunction with this Prospectus before investing and in the Funds' Statement of Additional Information which may be ordered from Hartford.

                                   THE POLICY

                            APPLICATION FOR A POLICY

    Individuals wishing to purchase a Policy must submit an application to Hartford. A Policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to Hartford. Acceptance is subject to Hartford's underwriting rules and Hartford reserves the

10                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

right to reject an application for any reason. IF AN APPLICATION FOR A POLICY IS REJECTED, THEN YOUR INITIAL PREMIUM WILL BE RETURNED ALONG WITH AN ADDITIONAL AMOUNT FOR INTEREST, BASED ON THE CURRENT RATE BEING CREDITED BY HARTFORD. No change in the terms or conditions of a Policy will be made without the consent of the Policy Owner.

    The Policy will be effective on the Policy Date only after Hartford has received all outstanding delivery requirements and received the initial premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Monthly Activity Date, Policy Months and Policy Years. The Policy Date may be prior to, or the same as, the date the Policy is issued ("Issue Date").

    If the Coverage Amount is over the current limits established by Hartford, the initial payment will not be accepted with the application. In other cases where Hartford receives the initial payment with the application, Hartford will provide fixed conditional insurance during underwriting according to the terms of conditional receipt established by Hartford. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, on Policy delivery, Hartford will require a sufficient payment to place the insurance in force.
                                    PREMIUMS

    The Policy permits the Policy Owner to pay a large single premium and, subject to restrictions, additional premiums. The Policy Owner may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount). Under current underwriting rules, which are subject to change, applicants between ages 35 and 80 may be eligible for simplified underwriting without a medical examination if they meet simplified underwriting standards as evidenced in their responses in the application. For applicants who are below age 35 or above age 80, or who do not meet simplified underwriting eligibility, full underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines.

    Additional premiums are allowed if they do not cause the Policy to fail to meet the definition of a life insurance Policy under Section 7702 of the Code. The amount and frequency of additional premium payments will affect the Cash Value and the amount and duration of insurance. Hartford may require evidence of insurability for any additional premiums which increase the Coverage Amount. Generally, the minimum initial premium Hartford will accept is $10,000. Hartford may accept less than $10,000 under certain circumstances. Premium which does not meet the tax qualification guidelines for life insurance under the Code will not be applied to the Policy.

                             ALLOCATION OF PREMIUMS

    Within three business days of receipt of a completed application and the initial premium payment at Hartford's Home Office, Hartford will allocate the entire premium payment to the Hartford Money Market Fund. After the expiration of the right to cancel period, the Account Value in Hartford Money Market Fund will be allocated among the Funds in whole percentages to purchase Accumulation Units in the applicable Sub-Accounts as the Policy Owner directs in the application. Premiums received on or after the expiration of the right to cancel period will be allocated among the Sub-Accounts to purchase Accumulation Units in such Sub-Accounts as directed by the Policy Owner or, in the absence of directions, as specified in the original application. The number of Accumulation Units in each Sub-Account to be credited to a Policy (including the initial allocation to Hartford Money Market Fund) will be determined first by multiplying the premium payment by the percentage to be allocated to each Fund to determine the portion to be invested in the Sub-Account. Each portion to be invested in each Sub-Account is then divided by the Accumulation Unit Value of that particular Sub-Account next computed after receipt of the premium payment.

                            ACCUMULATION UNIT VALUES


    The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the applicable Fund and will be determined on each Valuation Day by multiplying the Accumulation Unit Value of the particular Sub-Account on the preceding Valuation Day by a "Net Investment Factor" for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is the net asset value per share of the corresponding Fund at the end of the Valuation Period (plus the per share dividends or capital gains by that Fund if the ex-dividend date occurs in the Valuation Period then ended) divided by the net asset value per share of the corresponding Fund at the beginning of the Valuation Period. Refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, since such determination has a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a Policy. See, also, "Policy Benefits and Rights -- Account Value."


    All valuations in connection with a Policy, e.g., with respect to determining Account Value and Cash Surrender Value and in connection with Policy Loans, or calculation of Death Benefits, or with respect to determining the number of Accumulation Units to be credited to a Policy with each premium, other than the initial premium, will be made on the date the request or payment is received by Hartford at its Home Office if such date is a Valuation Day; otherwise such determination will be made on the next succeeding date which is a Valuation Day.

HARTFORD LIFE INSURANCE COMPANY                                               11
--------------------------------------------------------------------------------

                             DEDUCTIONS AND CHARGES

    The deduction or charges associated with this Policy are subtracted, depending on the type of deduction or charge, from Premium payments as they are made, upon surrender or partial surrender of the Policy, on the Policy Anniversary Date or on a monthly pro rated basis from each Sub-Account ("Deduction Amount").


    Deductions are taken from Premium payments before allocations to the Sub-Accounts are made. Monthly Deduction Amounts are subtracted on the Policy Date and on each Monthly Activity Date after the Policy Date to cover charges and expenses incurred in connection with a Policy. Each Deduction Amount will be subtracted pro rata from each Sub-Account such that the proportion of Account Value of the Policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the Policy may lapse. See "Policy Benefits and Rights -- Lapse and Reinstatement."


    The Policy Owner may elect one of two options offered by Hartford to pay the Mortality and Expense Risk charge, the Tax Expense charge and any Unamortized Tax charge. Once selected, the option may not be changed. Option 2 may not be available in all states.

    The following chart illustrates the charges and deductions associated with this Policy. For a more detailed discussion see the descriptions below:

  DEDUCTION OR CHARGE        DEDUCTED FROM ALL POLICIES            WHEN DEDUCTION IS MADE                 AMOUNT DEDUCTED
 ----------------------  ----------------------------------  ----------------------------------  ----------------------------------
 Cost of Insurance                      Yes                               Monthly                Individualized depending on age,
                                                                                                 sex and other factors
 Administrative Charge                  Yes                               Monthly                .25% of amounts allocated to the
                                                                                                 Separate Account
 Annual Maintenance Fee  Only Policies with an Account       On the Policy Anniversary Date or   $30.00
                         Value of less than $50,000 on the   upon surrender of the Policy
                         Policy Anniversary Date or date of
                         surrender
 Surrender Charge                       Yes                  Upon surrender or partial           A percentage of the amount
                                                             surrender of the Policy             surrendered, depending on the
                                                                                                 Policy Year, which is attributable
                                                                                                 to premiums paid
 Tax Expense Charge                     Yes                  Under Option 1: Monthly             Under Option 1: .40% of Account
                                                             Under Option 2: Receipt of premium  Value for Policy Years 1-10
                                                             payment                             Under Option 2: 4% of each premium
                                                                                                 payment in all Policy Years
 Mortality and Expense                  Yes                               Monthly                Under Option 1: .90% of Account
 Risk Charge                                                                                     Value in Policy Years 1-10 and
                                                                                                 .50% for Policy Years 11 and
                                                                                                 beyond.
                                                                                                 Under Option 2: .65% of Account
                                                                                                 Value in Policy Years 1-10 and
                                                                                                 .50% for Policy Years 11 and
                                                                                                 beyond
 Unamortized Tax Charge  No, only under Option 1             Upon surrender or partial           A percentage of the Account Value
                                                             surrender of the Policy             depending on the Policy Year the
                                                                                                 surrender takes place.

                            COST OF INSURANCE CHARGE

    The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid at issue. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. This charge is a guaranteed maximum monthly rate multiplied by the Coverage Amount

12                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

on the Policy Date or any Monthly Activity Date. For standard risks, the guaranteed cost of insurance rate is 125% of the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Table through age 90, grading down to 100% of the Commissioners Standard Ordinary Smoker/ Non-Smoker Mortality Table at age 100 (age last birthday). (Unisex rates may be required in some states.) A table of guaranteed cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the Table. Substandard risks and Policies issued employing simplified underwriting procedures will be charged at a higher cost of insurance rate that will not exceed rates based on a multiple of the 1980 Commissioners Standard Ordinary Smoker/ Non-Smoker Mortality Table (age last birthday). The multiple will be based on the Insured's substandard rating.

    The Coverage Amount is first set on the Policy Date and then on each Monthly Activity Date. On such days, it is the Face Amount less the Account Value subject to a Minimum Coverage Amount. The Coverage Amount remains level between the Monthly Activity Dates. The Coverage Amount may be adjusted to continue to qualify the Policies as life insurance Policies under the current federal tax law. Under that law, the Minimum Coverage Amount is a stated percentage of the Account Value of the Policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000

Account Value on the Monthly Activity Date = $70,000

Insured's attained age = 60

Minimum Coverage Amount percentage for age 60 = 30%

    On the Monthly Activity Date, the Coverage Amount is $30,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($70,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $21,000 (30% of $70,000). Since $21,000 is less than the Face Amount less the Account Value ($30,000), no adjustment is necessary. Therefore, the Coverage Amount will be $30,000.


    Assume that the Account Value in the above example was $90,000. The Minimum Coverage Amount would be $27,000 (30% of $90,000). Since this is greater than the Face Amount less the Account Value ($10,000), the Coverage Amount for the Policy Month is $27,000. (For an explanation of the Death Benefit, see "Policy Benefits and Rights -- Death Benefit.")


    Because the Account Value and, as a result, the Coverage Amount under a Policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

                             ADMINISTRATIVE CHARGE

    Hartford will deduct monthly from the Account Value attributable to the Separate Account an administrative charge equal to an annual rate of 0.25%. This charge compensates Hartford for administrative expenses incurred in the administration of the Separate Account and the Policies.

                             ANNUAL MAINTENANCE FEE

    If the Account Value on a Policy Anniversary or on the date the Policy is surrendered is less than $50,000, Hartford will deduct on such date an annual maintenance fee of $30. This fee will help reimburse Hartford for administrative and maintenance costs of the Policies. The sum of the monthly administrative charges and the annual maintenance fee will not exceed the cost Hartford incurs in providing administrative services under the Policies. Hartford reserves the right to waive the Annual Maintenance Fee under certain conditions.

                                SURRENDER CHARGE

    Upon surrender of the Policy or partial surrenders in excess of the Annual Withdrawal Amount, a Surrender Charge may be assessed. In Policy Years 1 through 3, this charge is 7.5% of surrendered Account Value attributable to premiums paid. In Policy Years 4 through 5, this charge is 6%. In Policy Years 6 through 7, this charge is 4%. In Policy Years 8 through 9, this charge is 2%. After the ninth Policy Year, there is no charge.

    In determining the Surrender Charge and any Unamortized Tax charge discussed below, any surrender or partial surrender during the first ten Policy Years will be deemed first from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no charge will be assessed on a surrender of the remaining Account Value.


    The Surrender Charge is imposed to cover a portion of the sales expense incurred by Hartford in distributing the Policies. This expense includes agents commissions, advertising and the printing of prospectuses. See "Policy Benefits and Rights -- Amount Payable on Surrender of the Policy."


                              POLICY OWNER OPTIONS

    In addition to the deductions and charges described above, the Policy Owner, at the time the Policy is issued, will elect one of two options described below to pay charges relating to certain taxes and mortality and expense risk charges. The option selected by the Policy Owner may affect Policy Value.

OPTION 1: ASSET-BASED CHARGES:

    Under this payment option, the Policy Owner will pay:

HARTFORD LIFE INSURANCE COMPANY                                               13
--------------------------------------------------------------------------------

    MORTALITY AND EXPENSE RISK CHARGE -- Hartford will deduct monthly from the Account Value attributable to the Separate Account for Policy Years 1 through 10 a charge equal to an annual rate of 0.90% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

    TAX EXPENSE CHARGE -- Hartford will deduct monthly from the Account Value a charge equal to an annual rate of 0.40% for the first ten Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of the capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 0.25% and Section 848 costs of 0.15%. The 0.25% premium tax deduction over ten Policy Years approximates Hartford's average expenses for state and local premium taxes (2.5%). Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford does not expect to make a profit from this deduction. The 0.15% charge helps reimburse Hartford for approximate expenses incurred under
Section 848 of the Code.

    UNAMORTIZED TAX CHARGE -- Under this option, during the first nine Policy Years, an Unamortized Tax charge will be imposed on surrender or partial surrenders. The Unamortized Tax charge is shown below, as a percentage of Account Value, at the end of each Policy Year:

          POLICY
           YEAR       RATE
          ------      -----
            1         2.25%
            2         2.00%
            3         1.75%
            4         1.50%
            5         1.25%
            6         1.00%
            7         0.75%
            8         0.50%
            9         0.25%
           10+        0.00%

    After the ninth Policy Year, no Unamortized Tax charge will be imposed.

OPTION 2: FRONTED CHARGES:

    Under this option, the Policy Owner will pay:

    MORTALITY AND EXPENSE RISK CHARGE -- In Policy Years 1 through 10, Hartford will deduct monthly from the Account Value attributable to the Separate Account a charge equal to an annual rate of 0.65% for the mortality risks and expense risks Hartford assumes in relation to the variable portion of the Policies. In Policy Years 11 and beyond, the charge drops to an annual rate of 0.50%. The mortality risk assumed is that the cost of insurance charges specified in the Policy will be insufficient to meet claims. Hartford also assumes a risk that the Face Amount (the minimum Death Benefit) will exceed the Coverage Amount on the date of death plus the Account Value on the date Hartford receives written notice of death. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. Hartford may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost it incurs in distributing the Policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the Policy is in force, including the duration of a payment option.

    TAX EXPENSE CHARGE -- Hartford will deduct from Premium payments a tax expense charge equal to an annual rate of 4.0% for all Policy Years. This charge compensates Hartford for premium taxes imposed by various states and local jurisdictions and for the cost of capitalization of certain policy acquisition expenses under Section 848 of the Code. The charge includes a premium tax deduction of 2.5% and a Section 848 cost of 1.5%. The premium tax deduction approximates Hartford's average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, Hartford does not expect to make

14                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

a profit from this deduction. The 0.15% charge helps reimburse Hartford for approximate expenses incurred under Section 848 of the Code.

    This Option may not be available in all states.

                          OTHER DEDUCTIONS OR CHARGES
    CHARGES AGAINST THE FUNDS -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

    TAXES CHARGED AGAINST THE SEPARATE ACCOUNT -- Currently, no charge is made to the Separate Account for federal income taxes that may be attributable to the Separate Account. Hartford may, however, make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

                           POLICY BENEFITS AND RIGHTS

                                 DEATH BENEFIT
    While in force, the Policy provides for the payment of the Death Proceeds to the named beneficiary when the Insured under the Policy dies. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding. The Death Benefit equals the greater of (1) the Face Amount or (2) the Account Value multiplied by a specified percentage. The percentages vary according to the attained age of the Insured and are specified in the Policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount.

EXAMPLES:

                                             A           B
                                         ----------  ----------
Face Amount............................  $  100,000  $  100,000
Insured's Age..........................          40          40
Account Value on Date of Death.........  $   46,500  $   34,000
Specified Percentage...................        250%        250%

    In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which Hartford would pay to the beneficiary.

    In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).


    All or part of the Death Proceeds may be paid in cash or applied under a "Payment Option." See "Other Matters -- Settlement Provisions."


                                 ACCOUNT VALUE

    The Account Value of a Policy will be computed on each Valuation Day. The Account Value will vary to reflect the investment experience of the Funds, the value of the Loan Account and the monthly Deduction Amounts. There is no minimum guaranteed Account Value.


    The Account Value of a particular Policy is related to the net asset value of the Funds to which premiums on the Policy have been allocated. The Account Value on any Valuation Day is calculated by multiplying the number of Accumulation Units credited to the Policy in each Sub-Account as of the Valuation Day by the Accumulation Unit Value of that Sub-Account, and then summing the result for all the Sub-Accounts credited to the Policy and the value of the Loan Account. See "The Policy -- Accumulation Unit Values."


                           TRANSFER OF ACCOUNT VALUE

    While the Policy remains in force, and subject to Hartford's transfer rules then in effect, the Policy Owner may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. Hartford reserves the right to restrict the number of such transfers to no more than 12 per Policy Year, with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time. Transfers may be made by written request or by calling toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by the attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. The policy of Hartford and its agents and affiliates is that they will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. Hartford will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, Hartford may be liable for any losses due to unauthorized or fraudulent instructions. The procedures Hartford follows for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions by telephone are tape recorded. Hartford will send the Policy Owner a confirmation of the transfer within five days from the date of any instruction. IT IS THE RESPONSIBILITY OF THE POLICY OWNER TO VERIFY THE ACCURACY OF ALL CONFIRMATIONS OF TRANSFERS AND TO PROMPTLY ADVISE HARTFORD OF ANY INACCURACIES WITHIN 30 DAYS OF RECEIPT OF THE CONFIRMATION.

HARTFORD LIFE INSURANCE COMPANY                                               15
--------------------------------------------------------------------------------

    Hartford may modify the right to reallocate Account Value among the Sub-Accounts if Hartford determines, in its sole discretion, that the exercise of that right by one or more Policy Owners is, or would be, to the disadvantage of other Policy Owners. Any modification could be applied to transfers to or from some or all of the Sub-Accounts and could include, but not be limited to, the requirement of a minimum period between each transfer, not accepting transfer requests of an agent acting under the power of attorney on behalf of more than one Policy Owner, or limiting the dollar amount that may be transferred among the Sub-Accounts at one time. These restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that Hartford considers to be disadvantageous to other Policy Owners.

    As a result of a transfer, the number of Accumulation Units credited to the Sub-Account from which the transfer is made will be reduced by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request. The number of Accumulation Units credited to the Sub-Account to which the transfer is made will be increased by the number obtained by dividing the amount transferred by the Accumulation Unit Value of that Sub-Account on the Valuation Day Hartford receives the transfer request.

                                  POLICY LOANS

    While the Policy is in effect, a Policy Owner may obtain, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), one or both of two types of cash loans from Hartford. Both types of loans are secured by the Policy. The aggregate loans (including the currently applied for loan) may not exceed, at the time a loan is requested, 90% of the Cash Value.

    The loan amount will be transferred pro rata from each Sub-Account attributable to the Policy (unless the Policy Owner specifies otherwise) to the Loan Account. The amounts allocated to the Loan Account will earn interest at a rate of 4% per annum (6% for "Preferred Loans"). The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the Policy is considered a "Preferred Loan." For exchanges which take place according to IRC Section 1035(a) that have an outstanding loan at the time of transfer, the difference between the Account Value and the total of all premiums paid under the Policy is considered a Preferred Loan. The loan interest rate that Hartford will charge on all loans is 6% per annum. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date. The proceeds of a loan will be delivered to the Policy Owner within seven business days of Hartford's receipt of the loan request.

    If the aggregate outstanding loan(s) secured by the Policy exceeds the Account Value of the Policy less any Surrender Charges and due and unpaid Deduction Amount, Hartford will give written notice to the Policy Owner that, unless Hartford receives an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the Policy, the Policy may lapse.


    All or any part of any loan secured by a Policy may be repaid while the Policy is still in effect. When loan repayments or interest payments are made, they will be allocated among the Sub-Account(s) in the same percentage as premiums are allocated (unless the Policy Owner requests a different allocation) and an amount equal to the payment will be deducted from the Loan Account. Any outstanding loan at the end of a grace period must be repaid before the Policy will be reinstated. See "Policy Benefits and Rights-- Lapse and Reinstatement."


    A loan, whether or not repaid, will have a permanent effect on the Account Value because the investment results of each Sub-Account will apply only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, a Policy Owner's Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the annual interest rate for amounts held in the Loan Account, the Policy Owner's Account Value will be greater than it would have been had no loan been made. Also, if not repaid, the aggregate outstanding loan(s) will reduce the Death Proceeds and Cash Surrender Value otherwise payable.

                   AMOUNT PAYABLE ON SURRENDER OF THE POLICY


    While the Policy is in force, a Policy Owner may elect, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), to fully surrender the Policy. Upon surrender, the Policy Owner will receive the Cash Surrender Value determined as of the day Hartford receives the Policy Owner's written request or the date requested by the Policy Owner whichever is later. The Cash Surrender Value equals the Account Value less any Surrender Charges and any Unamortized Tax charge and all Indebtedness. Hartford will pay the Cash Surrender Value of the Policy within seven days of receipt by Hartford of the written request or on the effective surrender date requested by the Policy Owner, whichever is later. The Policy will terminate on the date of receipt of the written request, or the date the Policy Owner requests the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering the Policy, see "Federal Tax Considerations."

16                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


    If the Policy Owner chooses to apply the surrender proceeds to a payment option (see "Other Matters -- Settlement Provisions," the Surrender Charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the Surrender Charge. However, any Unamortized Tax charge, if applicable, will be deducted from the surrender proceeds to be applied. In addition, amounts withdrawn from payment Option 1, Option 5 or Option 6 will be subject to any applicable Surrender Charge.


                               PARTIAL SURRENDERS

    While the Policy is in force, a Policy Owner may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial surrender, must at least equal Hartford's minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrender will be deducted pro rata from each Sub-Account, unless the Policy Owner instructs otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial surrender. Partial surrenders in excess of the Annual Withdrawal Amount will be subject to the Surrender Charge and any Unamortized Tax charges. See "Deductions and Charges -- Surrender Charge" and "Deductions and Charges -- Policy Owner Option 1." For a discussion of the tax consequences of partial surrenders, see "Federal Tax Considerations."


                              BENEFITS AT MATURITY


    If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the Policy to Hartford, Hartford will pay to the Policy Owner the Cash Surrender Value. In such case, the Policy will terminate and Hartford will have no further obligations under the Policy. (The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits.")

                            LAPSE AND REINSTATEMENT

    The Policy will remain in force until the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Activity Date. Hartford will notify the Policy Owner of the deficiency in writing and will provide a 61-day grace period to pay an amount sufficient to cover the Deduction Amounts due as well as three. The notice will indicate the amount that must be paid.


    The Policy will continue through the grace period, but if no additional premium payment is made, it will terminate at the end of the grace period. If the person insured under the Policy dies during the grace period, the Death Proceeds payable under the Policy will be reduced by the Deduction Amount(s) due and unpaid. See "Policy Benefits and Rights -- Death Benefit."


    If the Policy lapses, the Policy Owner may apply for reinstatement of the Policy by payment of the reinstatement premium shown in the Policy and any applicable charges. A request for reinstatement may be made within five years of lapse. If a loan was outstanding at the time of lapse, Hartford will require repayment of the loan before permitting reinstatement. In addition, Hartford reserves the right to require evidence of insurability satisfactory to Hartford.

                        CANCELLATION AND EXCHANGE RIGHTS

    A Policy Owner has a limited right to return a Policy for cancellation. If the Policy is returned, by mail or personal delivery to Hartford or to the agent who sold the Policy, to be canceled within ten days after delivery of the Policy to the Policy Owner (a longer free-look period is provided in certain cases), Hartford will return to the Policy Owner, within seven days, the greater of premiums paid for the Policy less Indebtedness or the sum of (1) the Account Value less any Indebtedness on the date the returned Policy is received by Hartford or its agent and (2) any deductions under Policy or by the Funds for taxes, charges or fees.

    Once the Policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance Policy offered by Hartford (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new Policy will have, at the election of the Policy Owner, either the same Coverage Amount as under the exchanged Policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged Policy. If a Policy loan was outstanding, the entire loan must be repaid. There may be a cash adjustment required on the exchange.

                            SUSPENSION OF VALUATION,
                             PAYMENTS AND TRANSFERS

    Hartford will suspend all procedures requiring valuation (including transfers, surrenders and loans) on any day a national stock exchange is closed or trading is restricted due to an existing emergency, as defined by the Securities and Exchange Commission, or on any day the Securities and Exchange Commission has ordered that the right of surrender of the Policies be suspended for the protection of Policy Owners, until such condition has ended.

                             LAST SURVIVOR POLICIES

    The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The

HARTFORD LIFE INSURANCE COMPANY                                               17
--------------------------------------------------------------------------------

most important difference is that the last survivor version involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.


1. The cost of insurance charges under the last survivor Policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Appendix B."


2. To qualify for simplified underwriting under a last survivor Policy, both Insureds must meet the simplified underwriting standards.

3. For a last survivor Policy to be reinstated, both Insureds must be alive on the date of reinstatement.

4. The Policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.


5. Additional tax disclosures applicable to last survivor Policies are provided in "Federal Tax Considerations."


                                 OTHER MATTERS

                                 VOTING RIGHTS

    In accordance with its interpretation of presently applicable law, Hartford will vote the shares of the Funds at regular and special meetings of the shareholders of the Funds in accordance with instructions from Policy Owners (or the assignee of the Policy, as the case may be) having a voting interest in the Separate Account. The number of shares held in the Separate Account which are attributable to each Policy Owner is determined by dividing the Policy Owner's interest in each Sub-Account by the net asset value of the applicable shares of the Funds. Hartford will vote shares for which no instructions have been given and shares which are not attributable to Policy Owners (i.e., shares owned by Hartford) in the same proportion as it votes shares for which it has received instructions. However, if the Investment Company Act of 1940 or any rule promulgated thereunder should be amended, or if Hartford's present interpretation should change and, as a result, Hartford determines it is permitted to vote the shares of the Funds in its own right, it may elect to do so.


    The voting interests of the Policy Owner (or the assignee) in the Funds will be determined as follows: Policy Owners may cast one vote for each full or fractional Accumulation Unit owned under the Policy and allocated to a Sub-Account, the assets of which are invested in the particular Fund on the record date for the shareholder meeting for that Fund. If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Sub-Account(s) to the Loan Account in connection with the loan (see "Policy Benefits and Rights -- Policy Loans") will not be considered in determining the voting interests of the Policy Owner. Policy Owners should review the Funds prospectus accompanying this Prospectus to determine matters on which shareholders may vote.


    Hartford may, when required by state insurance regulatory authorities, disregard Policy Owners' voting instructions if such instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Funds or to approve or disapprove an investment advisory Policy for the Funds.

    In addition, Hartford itself may disregard Policy Owners' voting instructions in favor of changes initiated by a Policy Owner in the investment policy or the investment adviser of the Funds if Hartford reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities. If Hartford does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next periodic report to Policy Owners.

                          STATEMENTS TO POLICY OWNERS

    Hartford will maintain all records relating to the Separate Account and the Sub-Accounts. At least once each Policy Year, Hartford will send to Policy Owners a statement showing the Coverage Amount and the Account Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Sub-Account and the corresponding Accumulation Unit Value) and any outstanding loan secured by the Policy as of the date of the statement. The statement will also show premium paid, and Deduction Amounts under the Policy since the last statement, and any other information required by any applicable law or regulation.

                           LIMIT ON RIGHT TO CONTEST

    Hartford may not contest the validity of the Policy after it has been in force during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide in the two year period, or such period as specified in state law, the benefit payable will be limited to the Account Value less any Indebtedness.

18                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                         MISSTATEMENT AS TO AGE AND SEX

    If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the Policy.

                             SETTLEMENT PROVISIONS

    The surrender proceeds or Death Proceeds under the Policies may be paid in a lump sum or may be applied to one of Hartford's payment options. The minimum amount that may be applied under a payment option is $5,000, unless Hartford consents to a lesser amount. UNDER PAYMENT OPTIONS 2, 3 AND 4, NO SURRENDER OR PARTIAL SURRENDERS ARE PERMITTED AFTER PAYMENTS COMMENCE. FULL SURRENDER OR PARTIAL SURRENDERS MAY BE MADE FROM PAYMENT OPTION 1 OR OPTION 6, BUT THEY ARE SUBJECT TO THE SURRENDER CHARGE, IF APPLICABLE. ONLY A FULL SURRENDER IS ALLOWED FROM PAYMENT OPTION 5. A SURRENDER FROM PAYMENT OPTION 5 WILL ALSO BE SUBJECT TO THE SURRENDER CHARGE, IF APPLICABLE.

    Hartford will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a payment option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

    The following options are available under the Policies (Hartford may offer other payment options):

OPTION 1 -- Interest Income

    This option offers payments of interest, at the rate Hartford declares, on the amount applied under his option. The interest rate will never be less than 3 1/2% per year.

OPTION 2 -- Life Annuity

    A life annuity is an annuity payable during the lifetime of the payee and terminating with the last payment preceding the death of the payee. This option offers the largest payment amount of any of the life annuity options, since there is no guarantee of a minimum number of payments nor a provision for a death benefit payable to a beneficiary.

    It would be possible under this option for a payee to receive only one annuity payment if he died prior to the due date of the second annuity payment, two annuity payments if he died before the date of the third annuity payment, etc.

OPTION 3 -- Life Annuity with 120, 180 or 240 Monthly Payments Certain

    This annuity option is an annuity payable monthly during the lifetime of the payee with the provision that payments will be made for a minimum of 120, 180 or 240 months, as elected. If, at the death of the payee, payments have been made for less than the minimum elected number of months, then the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated, unless other provisions have been made and approved by Hartford.

OPTION 4 -- Joint and Last Survivor Annuity

    An annuity payable monthly during the joint lifetime of the payee and a designated second person, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the death of the survivor. Based on the options currently offered by Hartford, the payee may elect that the payment to the survivor be less than the payment made during the joint lifetime of the payee and a designated second person.

    It would be possible under this option for a payee and designated second person to receive only one payment in the event of the common or simultaneous death of the parties prior to the due date for the second payment and so on.

OPTION 5 -- Payments for a Designated Period

    An amount payable monthly for the number of years selected, which may be from five to 30 years. Under this option, you may, at any time, request a full surrender and receive, within seven days, the termination value of the Policy as determined by Hartford.

    In the event of the payee's death prior to the end of the designated period, the present value (as of the date of the payee's death) of any remaining guaranteed payments will be paid in one sum to the beneficiary or beneficiaries designated unless other provisions have been made and approved by Hartford.

    Option 5 is an option that does not involve life contingencies.

OPTION 6 -- Policy Proceeds Settlement Option

    Proceeds from the Death Benefit left with Hartford. These proceeds will remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial surrenders may be made at any time.

    VARIABLE AND FIXED ANNUITY PAYMENTS -- When an Annuity is effected, unless otherwise specified, the surrender proceeds or Death Proceeds held in the Sub-Accounts will be applied to provide a variable annuity based on the pro rata amount in the various Sub-Accounts. Fixed annuities options are also available. YOU SHOULD CONSIDER WHETHER THE ALLOCATION OF PROCEEDS AMONG SUB-ACCOUNTS OF THE SEPARATE ACCOUNT FOR YOUR ANNUITY PAYMENTS

HARTFORD LIFE INSURANCE COMPANY                                               19
--------------------------------------------------------------------------------

ARE BASED ON THE INVESTMENT ALTERNATIVE BEST SUITED TO YOUR RETIREMENT NEEDS.

    VARIABLE ANNUITY -- The Policy contains tables indicating the minimum dollar amount of the first monthly payment under the optional variable forms of annuity for each $1,000 of value of a Sub-Account. The first monthly payment varies according to the form and type of variable payment annuity selected. The Policy contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The total first monthly variable annuity payment is determined by multiplying the proceeds value (expressed in thousands of dollars) of a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the Policy.

    The amount of the first monthly variable annuity payment is divided by the value of an annuity unit (an accounting unit of measure used to calculate the value of annuity payments) for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due in order to determine the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

    LEVEL VARIABLE ANNUITY PAYMENTS WOULD BE PRODUCED IF THE INVESTMENT RATE REMAINED CONSTANT AND EQUAL TO THE A.I.R. IN FACT, PAYMENTS WILL VARY UP OR DOWN AS THE INVESTMENT RATE VARIES UP OR DOWN RELATIVE TO THE A.I.R.

    FIXED ANNUITY -- Fixed annuity payments are determined by multiplying the amount applied to the annuity by a rate (to be determined by Hartford) which is no less than the rate specified in the fixed payment annuity tables in the Policy. The annuity payment will remain level for the duration of the annuity.

    Hartford will make any other arrangements for income payments as may be agreed on.

                                  BENEFICIARY

    The applicant names the beneficiary in the application for the Policy. The Policy Owner may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to Hartford. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the Policy Owner if living; otherwise to the Policy Owner's estate.

                                   ASSIGNMENT

    The Policy may be assigned as collateral for a loan or other obligation. Hartford is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

                                   DIVIDENDS

    No dividends will be paid under the Policies.

                        EXECUTIVE OFFICERS AND DIRECTORS

                                    POSITION WITH HARTFORD,               OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  --------------------------------  -----------------------------------------------------------------
 Ahn, Dong H., 37               Vice President, 1998              Vice President (1998-Present), Hartford Life and Accident
                                                                    Insurance Company.
 Bossen, Wendell J., 64         Vice President, 1992**            Vice President (1992-Present), Hartford Life and Accident
                                                                    Insurance Company; President (1992-Present), International
                                                                    Corporate Marketing Group, Inc.; Executive Vice President
                                                                    (1984-1992), Mutual Benefit.
 Boyko, Gregory A., 46          Senior Vice President, 1997       Vice President and Controller (1995-1997), Hartford; Director
                                Director, 1997                      (1997-Present); Senior Vice President, Chief Financial Officer
                                                                    & Treasurer (1997-Present); Vice President & Controller
                                                                    (1995-1997), Hartford Life and Accident Insurance Company;
                                                                    Senior Vice President, Chief Financial Officer & Treasurer
                                                                    (1997-Present), Hartford Life, Inc.; Chief Financial Officer
                                                                    (1994-1995), IMG American Life; Senior Vice President
                                                                    (1992-1994), Connecticut Mutual Life Insurance Company.

20                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------


                                    POSITION WITH HARTFORD,               OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  --------------------------------  -----------------------------------------------------------------
 Cummins, Peter W., 60          Senior Vice President, 1997       Vice President (1989-1997); Director of Broker Dealer Sales-ILAD
                                                                    (1989-1992), Hartford; Senior Vice President (1997-Present)
                                                                    Vice President (1989-1997); Director of Broker Dealer
                                                                    Sales-ILAD (1989-1991), Hartford Life and Accident Insurance
                                                                    Company.
 de Raismes, Ann M., 47         Senior Vice President, 1997       Vice President (1994-1997); Assistant Vice President (1992-1994);
                                Director of Human Resources,        Hartford; Senior Vice President (1997-Present); Director of
                                1991                                Human Resources (1991-Present); Vice President (1994-1997);
                                                                    Assistant Vice President (1992-1994); Hartford Life and
                                                                    Accident Insurance Company; Vice President, Human Resources
                                                                    (1997-Present), Hartford Life, Inc.
 Fitch, Timothy M., 45          Vice President, 1995              Assistant Vice President (1992-1995), Hartford; Vice President
                                Actuary, 1994                       (1995-Present); Actuary (1994-Present); Assistant Vice
                                                                    President (1992-1995), Hartford Life and Accident Insurance
                                                                    Company.
 Foy, David T., 31              Senior Vice President and         Vice President (1998), Assistant Vice President (1995-1998),
                                Treasurer, 1998                     Hartford; Senior Vice President (1998-Present), Hartford Life
                                                                    and Accident Insurance Company.
 Gardner, Bruce D., 47          Vice President, 1995              Director (1994-1997); General Counsel & Corporate Secretary
                                                                    (1991-1995), Hartford; Vice President (1995-1997); Director
                                                                    (1995-1997); General Counsel & Corporate Secretary (1991-1995),
                                                                    Hartford Life and Accident Insurance Company.
 Garrett, J. Richard, 53        Vice President, 1993              Treasurer (1986-1997), Hartford; Vice President (1993-Present);
                                Assistant Treasurer, 1997           Assistant Treasurer (1997-Present); Treasurer (1983-1997);
                                                                    Hartford Life and Accident Insurance Company; Treasurer (1977),
                                                                    The Hartford Financial Services Group.
 Godfrey III, William A. 41     Senior Vice President, 1997       Senior Vice President (1997-Present), Hartford; Senior Vice
                                                                    President (1997-Present), Harford Life and Accident Insurance
                                                                    Company; Vice President Information Technology (1997-Present),
                                                                    Hartford Life, Inc.
 Godkin, Lynda, 44              Senior Vice President, 1997       Associate General Counsel (1995-1996); Assistant General Counsel
                                General Counsel, 1996               and Secretary (1994-1995); Counsel (1990-1994), Hartford;
                                Corporate Secretary, 1995           Director (1997-Present); Senior Vice President (1997-Present);
                                Director, 1997                      General Counsel (1996-Present); Corporate Secretary
                                                                    (1995-Present); Associate General Counsel (1995-1996);
                                                                    Assistant General Counsel and Secretary (1994-1995); Counsel
                                                                    (1990-1994), Hartford Life and Accident Insurance Company; Vice
                                                                    President and General Counsel (1997-Present), Hartford Life,
                                                                    Inc.
 Grady, Lois W., 53             Senior Vice President, 1998       Vice President (1993-1998); Assistant Vice President (1987-1993),
                                Vice President, 1993                Hartford; Senior Vice President, 1998); Vice President
                                                                    (1993-1997); Assistant Vice President (1987-1993), Hartford
                                                                    Life and Accident Insurance Company.
 Graham, Christopher, 47        Vice President, 1997
 Hunt, Mark E., 37              Vice President, 1998              Assistant Vice President (1997-1998), Hartford; Vice President
                                                                    (1998-Present), Assistant Vice President (1997-1998), Hartford
                                                                    Life and Accident Insurance Company.

HARTFORD LIFE INSURANCE COMPANY                                               21
--------------------------------------------------------------------------------


                                    POSITION WITH HARTFORD,               OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  --------------------------------  -----------------------------------------------------------------
 Joyce, Stephen T., 39          Vice President, 1997              Assistant Vice President (1994-1997), Hartford; Assistant Vice
                                                                    President (1994-1997), Hartford Life and Accident Insurance
                                                                    Company.
 Keeler, Michael D., 37         Vice President, 1998              Vice President (1998-Present), Hartford Life and Accident
                                                                    Insurance Company.
 Kerzner, Robert A., 46         Senior Vice President, 1998       Vice President, (1995-1998); Regional Vice President (1991-1994),
                                Vice President, 1995                Hartford; Vice President (1994-1997), Hartford Life and
                                                                    Accident Insurance Company.
 Levenson, David N., 31         Vice President, 1998              Assistant Vice President (1995-Present), Hartford.
 Maher, Steven M., 43           Vice President, 1992              Assistant Vice President (1987-1992), Hartford; Vice President
                                Actuary, 1987                       (1993-Present); Actuary (1987-Present); Assistant Vice
                                                                    President (1987-1993), Hartford Life and Accident Insurance
                                                                    Company.
 Malchodi, Jr., William B., 50  Vice President, 1994              Director of Taxes, Hartford (1991-1998); Director of Taxes
                                                                    (1992-1998), Hartford Life and Accident Insurance Company.
 Marra, Raymond J., 37          Vice President, 1998              Assistant Vice President (1997-Present), Hartford; Vice President
                                                                    (1998-Present), Assistant Vice President (1994-1997), Hartford
                                                                    Life and Accident Insurance Company.
 Marra, Thomas M., 39           Executive Vice President, 1995    Senior Vice President (1994-1995); Vice President (1989-1994);
                                Director, Individual Life and       Actuary (1987-1995), Hartford; Director (1994-Present);
                                Annuity Division, 1994              Executive Vice President (1995-Present); Senior Vice President
                                Director, 1994*                     (1994-1995); Director, Individual Life and Annuity Division
                                                                    (1994-Present); Actuary (1987-1997), Hartford Life and Accident
                                                                    Insurance Company; Executive Vice President, Individual Life
                                                                    and Annuities (1997-Present), Hartford Life, Inc.
 Nolan, Jr., Robert F., 43      Senior Vice President, 1997       Vice President (1995-1997); Assistant Vice President (1992-1995),
                                                                    Hartford; Vice President (1995-1997); Assistant Vice President
                                                                    (1992-1995), Hartford Life and Accident Insurance Company; Vice
                                                                    President, Corporate Relations (1997-Present), Hartford Life,
                                                                    Inc.; Manager, Public Relations (1986), Aetna Life and Casualty
                                                                    Insurance Company.
 Noto, Joseph J., 46            Vice President, 1989              Executive Vice President & Chief Operating Officer
                                                                    (1997-Present); Director (1994-Present); President (1994-1997),
                                                                    American Maturity Life Insurance Company; Vice President
                                                                    (1989-1997), Hartford Life and Accident Insurance Company.
 O'Halloran, C. Michael, 51     Vice President, 1994              Senior Associate General Counsel (1988-1997), Hartford; Vice
                                                                    President (1994-Present); Senior Associate General Counsel
                                                                    (1988-1997), Hartford Life and Accident Insurance Company;
                                                                    Corporate Secretary (1997-Present), Hartford Life, Inc.; Vice
                                                                    President (1994-Present); Senior Associate General Counsel
                                                                    (1988-Present); Director of Corporate Law (1994-Present), The
                                                                    Hartford Financial Services Group.
 O'Sullivan, Daniel E., 43      Vice President, 1998              Vice President (1998-Present), Hartford Life and Accident
                                                                    Insurance Company.

22                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                    POSITION WITH HARTFORD,               OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  --------------------------------  -----------------------------------------------------------------
 Raymond, Craig R., 37          Senior Vice President, 1997       Vice President (1993-1997); Assistant Vice President (1992-1993);
                                Chief Actuary, 1994                 Actuary (1990-1994), Hartford; Senior Vice President
                                                                    (1997-Present); Chief Actuary (1995-Present); Vice President
                                                                    (1993-1997); Actuary (1990-1995), Hartford Life and Accident
                                                                    Insurance Company; Vice President and Chief Actuary
                                                                    (1997-Present), Hartford Life, Inc.
 Robinson, Mary P., 38          Vice President, 1998              Assistant Vice President (1995-1998), Hartford; Assistant Vice
                                                                    President (1995-1998), Hartford Life and Accident Insurance
                                                                    Company.
 Salama, Donald A., 50          Vice President, 1997              Vice President (1997-Present), Hartford Life and Accident
                                                                    Insurance Company.
 Schiltz, Timothy P., 37        Vice President, 1997              Assistant Vice President (1994-1997), Hartford; Vice President
                                                                    (1997-Present); Assistant Vice President (1994-1997), Hartford
                                                                    Life and Accident Insurance Company; Consulting Actuary
                                                                    (1992-1993), Milliman & Robertson, Inc.; Consulting Actuary
                                                                    (1988-1992) Chalke Incorporated.
 Smith, Lowndes A., 58          President, 1989                   Chief Operating Officer (1989-1997), Hartford; Director
                                Chief Executive Officer, 1997       (1981-Present); President (1989-Present); Chief Executive
                                Director, 1981*                     Officer (1997-Present); Chief Operating Officer (1989-1997),
                                                                    Hartford Life and Accident Insurance Company; Chief Executive
                                                                    Officer and President and Director (1997-Present), Hartford
                                                                    Life, Inc.
 Stevenson, Keith A., 44        Vice President, 1998
 Sweeney, Edward A., 51         Vice President, 1993              Chicago Regional Manager (1985-1993), Hartford; Vice President
                                                                    (1993-Present), Hartford Life and Accident Insurance Company.
 Tilbor, Judith V., 46          Vice President, 1998              Assistant Vice President (1994-1998), Hartford; Vice President
                                                                    (1998-Present), Assistant Vice President (1994-1998), Hartford
                                                                    Life and Accident Insurance Company.
 Welnicki, Raymond P., 49       Senior Vice President &           Vice President (1993-1994), Hartford; Director (1994-Present);
                                Director, Employee Benefit          Senior Vice President (1995-Present); Director, Employee
                                Division, 1994                      Benefit Division (1997-Present); Vice President (1993-1995),
                                Director, 1994*                     Hartford Life and Accident Insurance Company; Senior Vice
                                                                    President, Employee Benefits (1997-Present), Hartford Life,
                                                                    Inc.; Board of Directors, Ethix Corp.
 Welsh, Walter C., 51           Senior Vice President, 1997       Vice President (1995-1997); Assistant Vice President (1992-1995),
                                                                    Hartford; Senior Vice President (1997-Present); Vice President
                                                                    (1995-1997); Assistant Vice President (1992-1995), Hartford
                                                                    Life and Accident Insurance Company; Vice President, Government
                                                                    Affairs (1997-Present), Hartford Life, Inc.
 Zlatkus, Lizabeth H., 39       Senior Vice President, 1997       Vice President (1994-1997); Assistant Vice President (1992-1994),
                                Director, 1994*                     Hartford; Director (1994-Present); Senior Vice President
                                                                    (1997-Present); Vice President (1994-1997); Assistant Vice
                                                                    President (1992-1994), Hartford Life and Accident Insurance
                                                                    Company; Vice President, Group Life and Disability
                                                                    (1997-Present), Hartford Life, Inc.

HARTFORD LIFE INSURANCE COMPANY                                               23
--------------------------------------------------------------------------------

                                    POSITION WITH HARTFORD,               OTHER BUSINESS PROFESSION, VOCATION OR EMPLOYMENT
           NAME, AGE                    YEAR OF ELECTION                        FOR PAST 5 YEARS; OTHER DIRECTORSHIPS
 -----------------------------  --------------------------------  -----------------------------------------------------------------
 Znamierowski, David M., 38     Senior Vice President, 1997       Vice President (1997), Hartford; Director (1998-Present) Senior
                                Director, Risk Management           Vice President (1997-Present), Hartford Life and Accident
                                Strategy, 1996                      Insurance Company; Vice President, Investment Strategy
                                Director, 1998*                     (1997-Present), Hartford Life, Inc.; Vice President, Investment
                                                                    Strategy & Policy, Aetna Life and Casualty.

---------

 * Denotes date of election to Board of Directors.

** The Hartford Financial Services Group, Inc. Affiliated Company

    Unless otherwise indicated, the principal business address of each the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

                          DISTRIBUTION OF THE POLICIES

    Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

    Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are affiliates of Hartford. The principal business address of HESCO and HSD is the same as that of Hartford.

    The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums.

    Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in this Prospectus.

    In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

    Hartford may provide information on various topics to Policy Owners and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

                  SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

    The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond, issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford.

24                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                           FEDERAL TAX CONSIDERATIONS

                                    GENERAL

    SINCE THE TAX LAW IS COMPLEX AND SINCE TAX CONSEQUENCES WILL VARY ACCORDING TO THE ACTUAL STATUS OF THE POLICY OWNER INVOLVED, LEGAL AND TAX ADVICE MAY BE NEEDED BY A PERSON, EMPLOYER OR OTHER ENTITY CONTEMPLATING THE PURCHASE OF A POLICY DESCRIBED HEREIN.

    It should be understood that any detailed description of the federal income tax consequences regarding the purchase of these Policies cannot be made in this Prospectus and that special tax rules may be applicable with respect to certain purchase situations not discussed herein. In addition, no attempt is made here to consider any applicable state or other tax laws. For detailed information, a qualified tax adviser should always be consulted. This discussion of federal tax considerations is based upon Hartford 's understanding of existing Federal income tax laws as they are currently interpreted.

                            TAXATION OF HARTFORD AND
                              THE SEPARATE ACCOUNT


    The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right -- Account Value." As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

    Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

                       INCOME TAXATION OF POLICY BENEFITS

    For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

    During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

    The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

                             LAST SURVIVOR POLICIES

    Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Contract will meet the Section 7702 definition of a life insurance contract.

                          MODIFIED ENDOWMENT CONTRACTS

    A life insurance contract is treated as a "modified endowment contract" under Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not

HARTFORD LIFE INSURANCE COMPANY                                               25
--------------------------------------------------------------------------------

cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid and there is no change in the death benefit as the result of the exchange.

    A contract that is classified as modified endowment contract is generally eligible for the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the contract (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

    All modified endowment contracts that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

                      ESTATE AND GENERATION SKIPPING TAXES

    When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

    The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $625,000 (1998) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next eight years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).
    If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

                          DIVERSIFICATION REQUIREMENTS

    Section 817 of the Code provides that a variable life insurance contract (other than a pension plan policy) will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified in accordance with regulations prescribed by the Treasury Department. If a Policy is not treated as a life insurance contract, the Policy Owner will be subject to income tax on the annual increases in cash value.

    The Treasury Department has issued diversification regulations which generally require, among other things, that no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In addition, in the case of government securities, each government agency or instrumentality shall be treated as a separate issuer.

    A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may comply within a reasonable period and avoid the taxation of policy income on an ongoing basis. However, either the company or the Policy Owner must agree to pay the tax due for the period during which the diversification requirements were not met.

    Hartford monitors the diversification of investments in the separate accounts and tests for diversification as required by the Code. Hartford intends to administer all contracts subject to the diversification requirements in a manner that will maintain adequate diversification.

                           OWNERSHIP OF THE ASSETS IN
                              THE SEPARATE ACCOUNT

    In order for a variable life insurance contract to qualify for tax deferral, assets in the segregated asset accounts supporting the variable contract must be considered to be owned by the insurance company and not by the variable contract owner. The Internal Revenue Service ("IRS") has issued several rulings which discuss investor control. The IRS has ruled that certain incidents of ownership by the contract owner, such as the ability to select and control investments in a separate account, will cause the contract owner to be treated as the owner of the assets for tax purposes.

26                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

    Further, in the explanation to the temporary Section 817 diversification regulations, the Treasury Department noted that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract." The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this Prospectus, no other such guidance has been issued. Further, Hartford does not know if or in what form such guidance will be issued. In addition, although regulations are generally issued with prospective effect, it is possible that regulations may be issued with retroactive effect. Due to the lack of specific guidance regarding the issue of investor control, there is necessarily some uncertainty regarding whether a Policy Owner could be considered the owner of the assets for tax purposes. Hartford reserves the right to modify the contracts, as necessary, to prevent Policy Owners from being considered the owners of the assets in the separate accounts.

                      LIFE INSURANCE PURCHASED FOR USE IN
                           SPLIT DOLLAR ARRANGEMENTS

    On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

                         FEDERAL INCOME TAX WITHHOLDING

    If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

                      NON-INDIVIDUAL OWNERSHIP OF POLICIES

    In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

                                     OTHER

    Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

                    LIFE INSURANCE PURCHASES BY NONRESIDENT
                        ALIENS AND FOREIGN CORPORATIONS

    The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

                               LEGAL PROCEEDINGS

    There are no material legal proceedings pending to which the Separate Account is a party.

                                 LEGAL MATTERS

    Legal matters in connection with the issue and sale of flexible premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary of Hartford.

                                   YEAR 2000

    The Year 2000 issue relates to the ability or inability of computer systems to properly process information and data containing or related to dates beginning with the year 2000

HARTFORD LIFE INSURANCE COMPANY                                               27
--------------------------------------------------------------------------------

and beyond. The Year 2000 issue exists because, historically, many computer systems that are in use today were developed years ago when a year was identified using a two-digit field rather than a four-digit field. As information and data containing or related to the century date are introduced to computer hardware, software and other systems, date sensitive systems may recognize the year 2000 as 1900, or not at all, which may result in computer systems processing information incorrectly. This, in turn, may significantly and adversely affect the integrity and reliability of information databases and may result in a wide variety of adverse consequences to a company. In addition, Year 2000 problems that occur with third parties with which a company does business, such as suppliers, computer vendors and others, may also adversely affect any given company.

    As an insurance and financial services company, Hartford has thousands of individual and business customers that have purchased or invested in insurance policies, annuities, mutual funds and other financial products. Nearly all of these policies and products contain date sensitive data, such as policy expiration dates, birth dates, premium payments dates and the like. In addition, Hartford has business relationships with numerous third parties that affect virtually all aspects of its business, including, without limitation, suppliers, computer hardware and software vendors, insurance agents and brokers, securities broker-dealers and other distributors of financial products.

    Beginning in 1990, Hartford began working on making its computer systems Year 2000 ready, either by installing new programs or by replacing systems. In January 1998, Hartford commenced a company-wide program to further identify, assess and remediate the impact of Year 2000 problems in all of Hartford's business segments. Hartford currently anticipates that this internal program will be substantially completed by the end of 1998, and testing of computer systems will continue through 1999.

    In addition, as part of its Year 2000 program, Hartford is identifying third parties with which it has significant business relations in order to attempt to assess any potential impact on Hartford as a result of such third-party Year 2000 issues and remediation plans. Hartford currently anticipates that it will substantially complete this evaluation by the end of 1998, and will conduct systems testing with certain third parties through 1999. Hartford does not have control over these third parties and, as a result, Hartford cannot currently determine to what extent future operating results may be adversely affected by the failure of these third parties to successfully address their Year 2000 issues. Hartford will continue to assess Year 2000 risk exposures related to its own operations and its third-party relationships and is in the process of developing contingency plans.

    The costs of addressing the Year 2000 issue that have been incurred through the six months ended June 30, 1998 have not been material to Hartford's financial condition or results of operations. Hartford will continue to incur costs related to its Year 2000 efforts and does not anticipate that the costs to be incurred will be material to its financial condition or results of operations.

                                    EXPERTS

    The audited financial statements and financial statement schedules included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

    The hypothetical Policy illustrations included in this Prospectus and the registration statement with respect to the Separate Account have been approved by Michael Winterfield, FSA, MAAA, Assistant Vice President and Director, Individual Annuity Product Management, for Hartford, and are included in reliance upon his opinion as to their reasonableness.

                             REGISTRATION STATEMENT

    A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 as amended. This Prospectus does not contain all information set forth in the registration statement, its amendments and exhibits, to all of which reference is made for further information concerning the Separate Account, the Funds, Hartford, and the Policies.

28                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   APPENDIX A
             SPECIAL INFORMATION FOR POLICIES PURCHASED IN NEW YORK

    If the Policy is purchased in the State of New York, the following provisions of the Prospectus are amended as follows:

    In the Special Terms subsection of the Prospectus, the definition of Account Value is deleted and the following definition is substituted:

ACCOUNT VALUE: The current value of Accumulation Units plus the value of the Loan Account under the Policy. In the case of a Policy Owner who purchases the Policy in the State of New York (the "New York Policy Owner") and who elects to transfer into the Fixed Account, Account Value is the current value of the Fixed Account plus the value of the Loan Account under the Policy.

    The following definition is added:

FIXED ACCOUNT: Part of the General Account of Hartford to which a New York Policy Owner may allocate the entire Account Value.

    The definition of Loan Account is deleted and the following definition is substituted:

LOAN ACCOUNT: An account in Hartford's General Account, established for any amounts transferred from the Sub-Accounts or, if a New York Policy Owner, from the Fixed Account for requested loans. The Loan Account credits a fixed rate of interest of 4% per annum that is not based on the investment experience of the Separate Account.

    The following is added to the Prospectus as a separate section following the section entitled "The Separate Account":

                               THE FIXED ACCOUNT

    THAT PORTION OF THE POLICY RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS THEREIN ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCOUNT MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURE.


    Under the circumstances described under the heading "Transfer of Entire Account Value to the Fixed Account," New York Policy Owners may transfer no less than the entire Account Value to the Fixed Account. Account Value transferred to the Fixed Account becomes part of the general assets of Hartford. Hartford invests the assets of the General Account in accordance with applicable laws governing the investment of insurance company general accounts.


    Hartford currently credits interest to the Account Value transferred to the Fixed Account under the Policy at the Minimum Credited Rate of 3% per year, compounded annually. Hartford reserves the right to credit a lower minimum interest rate according to state law. Hartford may also credit interest at rates greater than the minimum Fixed Account interest rate. There is no specific formula for determining the interest credited to the Account Value in the Fixed Account.


    The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Administrative Charge":


    No Administrative Charge is deducted from Account Value in the Fixed
Account.


    The following language is added to the section of the Prospectus entitled "Deductions and Charges -- Mortality and Expense Risk Charge":


    No Mortality and Expense Risk Charge is deducted from Account Value in the Fixed Account.


    The following separate sections are added to the section of the Prospectus entitled "Policy Benefits":


                        TRANSFER OF ENTIRE ACCOUNT VALUE
                              TO THE FIXED ACCOUNT

    New York Policy Owners may transfer no less than the entire Account Value into the Fixed Account under the following circumstances: (i) during the first 18 months following the Date of Issue, (ii) within 30 days following a Policy Anniversary, or (iii) within 60 days following the effective date of a material change in the investment policy of the Separate Account which the New York Policy Owner objects to.

    A TRANSFER TO THE FIXED ACCOUNT MUST BE FOR THE ENTIRE ACCOUNT VALUE AND ONCE THE ACCOUNT VALUE HAS BEEN TRANSFERRED TO THE FIXED ACCOUNT, IT MAY NOT, UNDER ANY CIRCUMSTANCES, BE TRANSFERRED BACK TO THE SEPARATE ACCOUNT.

HARTFORD LIFE INSURANCE COMPANY                                               29
--------------------------------------------------------------------------------

    For New York Policy Owners who elect to invest in the Fixed Account, Hartford will transfer the entire Account Value from the Separate Account to the Fixed Account on the Monthly Activity Date next following the date on which Hartford received the transfer request. The Account Value in the Fixed Account on the date of transfer equals the entire Account Value; plus the value of the Loan Account; minus the Monthly Deduction Amount applicable to the Fixed Account and minus the Annual Maintenance Fee, if applicable. On each subsequent Monthly Activity Date, the Account Value in the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus interest credited since the last Monthly Activity Date; minus the Monthly Deduction Amount applicable to the Fixed Account; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Deduction Date. On each Valuation Date (other than a Monthly Activity Date), the Account Value of the Fixed Account equals the Account Value on the previous Monthly Activity Date; plus any premiums received since the last Monthly Activity Date; plus any interest credited since the last Monthly Activity Date; minus any partial surrenders taken since the last Monthly Activity Date and minus any Surrender Charges deducted since the last Monthly Activity Date.

                               DEFERRED PAYMENTS

    Hartford reserves the right to defer payment of any Cash Surrender Values and loan amounts which are attributable to the Fixed Account for up to six months from the date of request. If payment is deferred for more than ten days, Hartford will pay interest at the Fixed Account Minimum Credited Interest Rate.

30                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                                   APPENDIX B
                           ILLUSTRATIONS OF BENEFITS

    The tables in Appendix B illustrate the way in which a Policy operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $44,053, $34,014 and $20,001, respectively, are illustrated for the single life preferred Policy for both Policy Owner Option 1 and Policy Owner Option 2. The illustrations for the last survivor preferred Policy assume male and female of equal ages, including age 55 and 65 for Face Amounts of $45,872 and $28,491.

    The death benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated.

    The tables reflect the deductions of current Policy charges for Policy Owner Option 1 and Policy Owner Option 2 and guaranteed Policy charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

    The amounts shown for the death benefit and surrender value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.60% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the annual charge of 0.60% described above) of -0.60%, 5.40% and 11.40%, respectively.


    The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Deductions and Charges -- Taxes Charged Against the Separate Account").


    The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

    Hartford will furnish upon request, a comparable illustration reflecting the proposed Insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

HARTFORD LIFE INSURANCE COMPANY                                               31
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,897       9,872        44,053       10,816       9,792        44,053
      2            11,025          11,843      10,826        44,053       11,669      10,655        44,053
      3            11,576          12,872      11,867        44,053       12,596      11,596        44,053
      4            12,155          13,995      13,155        44,053       13,605      12,771        44,053
      5            12,763          15,218      14,398        44,053       14,704      13,890        44,053

      6            13,401          16,551      15,955        44,053       15,900      15,311        44,053
      7            14,071          18,003      17,438        44,053       17,204      16,645        44,053
      8            14,775          19,586      19,258        44,053       18,625      18,302        44,053
      9            15,513          21,311      21,028        44,053       20,176      19,896        44,053
     10            16,289          23,191      23,161        44,053       21,870      21,840        44,053

     11            17,103          25,442      25,412        44,053       23,917      23,887        44,053
     12            17,959          27,915      27,885        44,053       26,182      26,152        44,053
     13            18,856          30,641      30,611        44,053       28,695      28,665        44,053
     14            19,799          33,663      33,633        46,454       31,490      31,460        44,053
     15            20,789          36,997      36,967        49,575       34,598      34,568        46,360

     16            21,829          40,670      40,640        52,870       38,030      38,000        49,439
     17            22,920          44,704      44,674        57,220       41,801      41,771        53,504
     18            24,066          49,134      49,104        61,908       45,941      45,911        57,885
     19            25,270          53,999      53,999        66,959       50,488      50,488        62,605
     20            26,533          59,377      59,377        72,439       55,516      55,516        67,729

     25            33,864          95,181      95,181       110,409       88,983      88,983       103,220
     35            55,160         244,173     244,173       258,822      228,122     228,122       241,809

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

32                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,310       9,298       44,053        10,228       9,218       44,053
      2            11,025          10,600       9,608       44,053        10,423       9,434       44,053
      3            11,576          10,898       9,927       44,053        10,613       9,647       44,053
      4            12,155          11,205      10,407       44,053        10,797      10,005       44,053
      5            12,763          11,522      10,748       44,053        10,973      10,206       44,053

      6            13,401          11,848      11,300       44,053        11,140      10,599       44,053
      7            14,071          12,185      11,664       44,053        11,295      10,780       44,053
      8            14,775          12,533      12,240       44,053        11,434      11,147       44,053
      9            15,513          12,891      12,628       44,053        11,553      11,295       44,053
     10            16,289          13,260      13,230       44,053        11,650      11,620       44,053

     11            17,103          13,750      13,720       44,053        11,815      11,785       44,053
     12            17,959          14,260      14,230       44,053        11,955      11,925       44,053
     13            18,856          14,790      14,760       44,053        12,066      12,036       44,053
     14            19,799          15,340      15,310       44,053        12,143      12,113       44,053
     15            20,789          15,913      15,883       44,053        12,178      12,148       44,053

     16            21,829          16,507      16,477       44,053        12,165      12,135       44,053
     17            22,920          17,125      17,095       44,053        12,095      12,065       44,053
     18            24,066          17,768      17,738       44,053        11,953      11,923       44,053
     19            25,270          18,436      18,406       44,053        11,727      11,697       44,053
     20            26,533          19,130      19,100       44,053        11,402      11,372       44,053

     25            33,864          23,031      23,001       44,053         7,575       7,545       44,053
     35            55,160          33,502      33,472       44,053            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               33
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,724       8,745       44,053         9,641       8,671       44,053
      2            11,025           9,425       8,500       44,053         9,247       8,338       44,053
      3            11,576           9,136       8,261       44,053         8,846       7,998       44,053
      4            12,155           8,854       8,160       44,053         8,437       7,774       44,053
      5            12,763           8,580       7,928       44,053         8,019       7,407       44,053

      6            13,401           8,313       7,868       44,053         7,588       7,179       44,053
      7            14,071           8,054       7,642       44,053         7,143       6,774       44,053
      8            14,775           7,802       7,577       44,053         6,680       6,483       44,053
      9            15,513           7,557       7,357       44,053         6,193       6,024       44,053
     10            16,289           7,319       7,289       44,053         5,681       5,651       44,053

     11            17,103           7,145       7,115       44,053         5,181       5,151       44,053
     12            17,959           6,974       6,944       44,053         4,641       4,611       44,053
     13            18,856           6,806       6,776       44,053         4,059       4,029       44,053
     14            19,799           6,641       6,611       44,053         3,428       3,398       44,053
     15            20,789           6,480       6,450       44,053         2,739       2,709       44,053

     16            21,829           6,322       6,292       44,053         1,985       1,955       44,053
     17            22,920           6,168       6,138       44,053         1,155       1,125       44,053
     18            24,066           6,016       5,986       44,053           235         205       44,053
     19            25,270           5,867       5,837       44,053            --          --           --
     20            26,533           5,721       5,691       44,053            --          --           --

     25            33,864           5,035       5,005       44,053            --          --           --
     35            55,160           3,852       3,822       44,053            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

34                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,530       9,750        44,053       10,443       9,663        44,053
      2            11,025          11,517      10,737        44,053       11,333      10,553        44,053
      3            11,576          12,599      11,819        44,053       12,307      11,527        44,053
      4            12,155          13,787      13,157        44,053       13,373      12,743        44,053
      5            12,763          15,089      14,459        44,053       14,543      13,913        44,053

      6            13,401          16,517      16,087        44,053       15,827      15,397        44,053
      7            14,071          18,084      17,654        44,053       17,235      16,805        44,053
      8            14,775          19,803      19,573        44,053       18,783      18,553        44,053
      9            15,513          21,688      21,458        44,053       20,485      20,255        44,053
     10            16,289          23,756      23,726        44,053       22,358      22,328        44,053

     11            17,103          26,063      26,033        44,053       24,462      24,432        44,053
     12            17,959          28,598      28,568        44,053       26,792      26,762        44,053
     13            18,856          31,400      31,370        44,588       29,377      29,347        44,053
     14            19,799          34,504      34,474        47,614       32,255      32,225        44,511
     15            20,789          37,922      37,892        50,814       35,446      35,416        47,497

     16            21,829          41,687      41,657        54,193       38,963      38,933        50,652
     17            22,920          45,823      45,793        58,653       42,827      42,797        54,818
     18            24,066          50,365      50,365        63,460       47,070      47,040        59,307
     19            25,270          55,386      55,386        68,679       51,729      51,729        64,144
     20            26,533          60,902      60,902        74,300       56,881      56,881        69,394

     25            33,864          97,625      97,625       113,245       91,170      91,170       105,757
     35            55,160         250,445     250,445       265,471      233,729     233,729       247,753

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               35
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,963       9,185       44,053         9,876       9,105       44,053
      2            11,025          10,308       9,528       44,053        10,122       9,342       44,053
      3            11,576          10,666       9,886       44,053        10,367       9,587       44,053
      4            12,155          11,038      10,408       44,053        10,610       9,980       44,053
      5            12,763          11,424      10,794       44,053        10,849      10,219       44,053

      6            13,401          11,824      11,394       44,053        11,084      10,654       44,053
      7            14,071          12,240      11,810       44,053        11,310      10,880       44,053
      8            14,775          12,671      12,441       44,053        11,526      11,296       44,053
      9            15,513          13,118      12,888       44,053        11,727      11,497       44,053
     10            16,289          13,583      13,553       44,053        11,911      11,881       44,053

     11            17,103          14,086      14,056       44,053        12,091      12,061       44,053
     12            17,959          14,609      14,579       44,053        12,246      12,216       44,053
     13            18,856          15,152      15,122       44,053        12,375      12,345       44,053
     14            19,799          15,717      15,687       44,053        12,470      12,440       44,053
     15            20,789          16,304      16,274       44,053        12,526      12,496       44,053

     16            21,829          16,914      16,884       44,053        12,535      12,505       44,053
     17            22,920          17,549      17,519       44,053        12,489      12,459       44,053
     18            24,066          18,208      18,178       44,053        12,374      12,344       44,053
     19            25,270          18,893      18,863       44,053        12,178      12,148       44,053
     20            26,533          19,605      19,575       44,053        11,885      11,855       44,053

     25            33,864          23,607      23,577       44,053         8,293       8,263       44,053
     35            55,160          34,349      34,319       44,053            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

36                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 45 MALE PREFERRED
                          INITIAL FACE AMOUNT: $44,053

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,396       8,661       44,053         9,309       8,581       44,053
      2            11,025           9,166       8,449       44,053         8,979       8,275       44,053
      3            11,576           8,941       8,241       44,053         8,639       7,961       44,053
      4            12,155           8,722       8,168       44,053         8,288       7,761       44,053
      5            12,763           8,506       7,966       44,053         7,925       7,419       44,053

      6            13,401           8,296       7,934       44,053         7,546       7,214       44,053
      7            14,071           8,090       7,736       44,053         7,149       6,833       44,053
      8            14,775           7,888       7,700       44,053         6,730       6,565       44,053
      9            15,513           7,691       7,507       44,053         6,285       6,129       44,053
     10            16,289           7,497       7,467       44,053         5,810       5,780       44,053

     11            17,103           7,319       7,289       44,053         5,310       5,280       44,053
     12            17,959           7,145       7,115       44,053         4,770       4,740       44,053
     13            18,856           6,974       6,944       44,053         4,188       4,158       44,053
     14            19,799           6,806       6,776       44,053         3,556       3,526       44,053
     15            20,789           6,642       6,612       44,053         2,868       2,838       44,053

     16            21,829           6,481       6,451       44,053         2,114       2,084       44,053
     17            22,920           6,323       6,293       44,053         1,285       1,255       44,053
     18            24,066           6,168       6,138       44,053           366         336       44,053
     19            25,270           6,016       5,986       44,053            --          --           --
     20            26,533           5,867       5,837       44,053            --          --           --

     25            33,864           5,167       5,137       44,053            --          --           --
     35            55,160           3,960       3,930       44,053            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               37
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,897       9,872        34,014       10,770       9,748        34,014
      2            11,025          11,843      10,826        34,014       11,575      10,563        34,014
      3            11,576          12,872      11,867        34,014       12,452      11,454        34,014
      4            12,155          13,995      13,155        34,014       13,410      12,579        34,014
      5            12,763          15,218      14,398        34,014       14,458      13,647        34,014

      6            13,401          16,551      15,955        34,014       15,603      15,017        34,014
      7            14,071          18,003      17,438        34,014       16,857      16,300        34,014
      8            14,775          19,586      19,258        34,014       18,228      17,906        34,014
      9            15,513          21,311      21,028        34,014       19,729      19,449        34,014
     10            16,289          23,191      23,161        34,014       21,376      21,346        34,014

     11            17,103          25,443      25,413        34,014       23,380      23,350        34,014
     12            17,959          27,944      27,914        34,014       25,617      25,587        34,014
     13            18,856          30,739      30,709        36,272       28,126      28,096        34,014
     14            19,799          33,820      33,790        39,569       30,935      30,905        36,194
     15            20,789          37,209      37,179        43,162       34,033      34,003        39,478

     16            21,829          40,937      40,907        47,077       37,439      37,409        43,055
     17            22,920          45,049      45,019        50,905       41,197      41,167        46,552
     18            24,066          49,587      49,557        55,042       45,345      45,315        50,332
     19            25,270          54,603      54,603        59,517       49,928      49,898        54,421
     20            26,533          60,135      60,135        65,546       54,953      54,953        59,899

     25            33,864          97,305      97,305       103,143       88,921      88,921        94,256
     35            55,160         250,325     250,325       262,841      225,387     225,387       236,656

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

38                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,310       9,298       34,014        10,183       9,174       34,014
      2            11,025          10,600       9,608       34,014        10,330       9,343       34,014
      3            11,576          10,898       9,927       34,014        10,469       9,506       34,014
      4            12,155          11,205      10,407       34,014        10,602       9,813       34,014
      5            12,763          11,522      10,748       34,014        10,726       9,962       34,014

      6            13,401          11,848      11,300       34,014        10,838      10,299       34,014
      7            14,071          12,185      11,664       34,014        10,933      10,421       34,014
      8            14,775          12,533      12,240       34,014        11,006      10,721       34,014
      9            15,513          12,891      12,628       34,014        11,049      10,792       34,014
     10            16,289          13,260      13,230       34,014        11,057      11,027       34,014

     11            17,103          13,750      13,720       34,014        11,117      11,087       34,014
     12            17,959          14,260      14,230       34,014        11,138      11,108       34,014
     13            18,856          14,790      14,760       34,014        11,117      11,087       34,014
     14            19,799          15,340      15,310       34,014        11,051      11,021       34,014
     15            20,789          15,913      15,883       34,014        10,929      10,899       34,014

     16            21,829          16,507      16,477       34,014        10,741      10,711       34,014
     17            22,920          17,125      17,095       34,014        10,465      10,435       34,014
     18            24,066          17,768      17,738       34,014        10,077      10,047       34,014
     19            25,270          18,436      18,406       34,014         9,546       9,516       34,014
     20            26,533          19,130      19,100       34,014         8,839       8,809       34,014

     25            33,864          23,031      23,001       34,014           937         907       34,014
     35            55,160          33,502      33,472       35,177            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               39
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,724       8,745       34,014         9,597       8,631       34,014
      2            11,025           9,425       8,500       34,014         9,155       8,255       34,014
      3            11,576           9,136       8,261       34,014         8,705       7,870       34,014
      4            12,155           8,854       8,160       34,014         8,246       7,598       34,014
      5            12,763           8,580       7,928       34,014         7,777       7,183       34,014

      6            13,401           8,313       7,868       34,014         7,292       6,898       34,014
      7            14,071           8,054       7,642       34,014         6,788       6,436       34,014
      8            14,775           7,802       7,577       34,014         6,258       6,071       34,014
      9            15,513           7,557       7,357       34,014         5,692       5,534       34,014
     10            16,289           7,319       7,289       34,014         5,085       5,055       34,014

     11            17,103           7,145       7,115       34,014         4,470       4,440       34,014
     12            17,959           6,974       6,944       34,014         3,799       3,769       34,014
     13            18,856           6,806       6,776       34,014         3,068       3,038       34,014
     14            19,799           6,641       6,611       34,014         2,273       2,243       34,014
     15            20,789           6,480       6,450       34,014         1,402       1,372       34,014

     16            21,829           6,322       6,292       34,014           440         410       34,014
     17            22,920           6,168       6,138       34,014            --          --           --
     18            24,066           6,016       5,986       34,014            --          --           --
     19            25,270           5,867       5,837       34,014            --          --           --
     20            26,533           5,721       5,691       34,014            --          --           --

     25            33,864           5,035       5,005       34,014            --          --           --
     35            55,160           3,852       3,822       34,014            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

40                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,530       9,750        34,014       10,396       9,616        34,014
      2            11,025          11,517      10,737        34,014       11,235      10,455        34,014
      3            11,576          12,599      11,819        34,014       12,156      11,376        34,014
      4            12,155          13,787      13,157        34,014       13,169      12,539        34,014
      5            12,763          15,089      14,459        34,014       14,284      13,654        34,014

      6            13,401          16,517      16,087        34,014       15,513      15,083        34,014
      7            14,071          18,084      17,654        34,014       16,867      16,437        34,014
      8            14,775          19,803      19,573        34,014       18,359      18,129        34,014
      9            15,513          21,688      21,458        34,014       20,007      19,777        34,014
     10            16,289          23,756      23,726        34,014       21,830      21,800        34,014

     11            17,103          26,068      26,038        34,014       23,890      23,860        34,014
     12            17,959          28,648      28,618        34,091       26,193      26,163        34,014
     13            18,856          31,520      31,490        37,193       28,776      28,746        34,014
     14            19,799          34,680      34,650        40,575       31,657      31,627        37,038
     15            20,789          38,156      38,126        44,261       34,827      34,797        40,399

     16            21,829          41,980      41,950        48,276       38,314      38,284        44,061
     17            22,920          46,197      46,167        52,202       42,160      42,130        47,641
     18            24,066          50,852      50,852        56,446       46,406      46,376        51,510
     19            25,270          56,030      56,030        61,072       51,097      51,097        55,696
     20            26,533          61,706      61,706        67,259       56,274      56,274        61,338

     25            33,864          99,848      99,848       105,838       91,058      91,058        96,521
     35            55,160         256,866     256,866       269,709      230,803     230,803       242,343

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               41
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,963       9,185       34,014         9,830       9,062       34,014
      2            11,025          10,308       9,528       34,014        10,026       9,246       34,014
      3            11,576          10,666       9,886       34,014        10,218       9,438       34,014
      4            12,155          11,038      10,408       34,014        10,408       9,778       34,014
      5            12,763          11,424      10,794       34,014        10,592       9,962       34,014

      6            13,401          11,824      11,394       34,014        10,768      10,338       34,014
      7            14,071          12,240      11,810       34,014        10,932      10,502       34,014
      8            14,775          12,671      12,441       34,014        11,078      10,848       34,014
      9            15,513          13,118      12,888       34,014        11,200      10,970       34,014
     10            16,289          13,583      13,553       34,014        11,291      11,261       34,014

     11            17,103          14,086      14,056       34,014        11,366      11,336       34,014
     12            17,959          14,609      14,579       34,014        11,403      11,373       34,014
     13            18,856          15,152      15,122       34,014        11,401      11,371       34,014
     14            19,799          15,717      15,687       34,014        11,355      11,325       34,014
     15            20,789          16,304      16,274       34,014        11,256      11,226       34,014

     16            21,829          16,914      16,884       34,014        11,092      11,062       34,014
     17            22,920          17,549      17,519       34,014        10,844      10,814       34,014
     18            24,066          18,208      18,178       34,014        10,487      10,457       34,014
     19            25,270          18,893      18,863       34,014         9,993       9,963       34,014
     20            26,533          19,605      19,575       34,014         9,326       9,296       34,014

     25            33,864          23,607      23,577       34,014         1,772       1,742       34,014
     35            55,160          34,349      34,319       36,066            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

42                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                         ISSUE AGE: 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $34,014

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,396       8,661       34,014         9,263       8,538       34,014
      2            11,025           9,166       8,449       34,014         8,884       8,188       34,014
      3            11,576           8,941       8,241       34,014         8,494       7,827       34,014
      4            12,155           8,722       8,168       34,014         8,091       7,576       34,014
      5            12,763           8,506       7,966       34,014         7,674       7,184       34,014

      6            13,401           8,296       7,934       34,014         7,239       6,920       34,014
      7            14,071           8,090       7,736       34,014         6,781       6,480       34,014
      8            14,775           7,888       7,700       34,014         6,293       6,137       34,014
      9            15,513           7,691       7,507       34,014         5,766       5,621       34,014
     10            16,289           7,497       7,467       34,014         5,194       5,164       34,014

     11            17,103           7,319       7,289       34,014         4,580       4,550       34,014
     12            17,959           7,145       7,115       34,014         3,909       3,879       34,014
     13            18,856           6,974       6,944       34,014         3,179       3,149       34,014
     14            19,799           6,806       6,776       34,014         2,385       2,355       34,014
     15            20,789           6,642       6,612       34,014         1,516       1,486       34,014

     16            21,829           6,481       6,451       34,014           555         525       34,014
     17            22,920           6,323       6,293       34,014            --          --           --
     18            24,066           6,168       6,138       34,014            --          --           --
     19            25,270           6,016       5,986       34,014            --          --           --
     20            26,533           5,867       5,837       34,014            --          --           --

     25            33,864           5,167       5,137       34,014            --          --           --
     35            55,160           3,960       3,930       34,014            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               43
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,897       9,872        20,001       10,684       9,664        20,001
      2            11,025          11,843      10,826        20,001       11,394      10,386        20,001
      3            11,576          12,872      11,867        20,001       12,169      11,176        20,001
      4            12,155          13,995      13,155        20,001       13,020      12,195        20,001
      5            12,763          15,218      14,398        20,001       13,963      13,158        20,001

      6            13,401          16,551      15,955        20,001       15,014      14,434        20,001
      7            14,071          18,003      17,438        20,343       16,197      15,645        20,001
      8            14,775          19,592      19,264        21,747       17,541      17,224        20,001
      9            15,513          21,336      21,053        23,256       19,080      18,802        20,796
     10            16,289          23,223      23,193        25,313       20,764      20,734        22,632

     11            17,103          25,486      25,456        27,525       22,783      22,753        24,605
     12            17,959          27,979      27,949        29,937       25,008      24,978        26,758
     13            18,856          30,702      30,672        32,850       27,437      27,407        29,357
     14            19,799          33,705      33,675        35,727       30,117      30,087        31,923
     15            20,789          36,992      36,962        39,211       33,043      33,013        35,026

     16            21,829          40,618      40,588        42,649       36,279      36,249        38,093
     17            22,920          44,586      44,556        46,815       39,812      39,782        41,802
     18            24,066          48,945      48,915        51,392       43,663      43,633        45,846
     19            25,270          53,734      53,734        56,420       47,854      47,824        50,247
     20            26,533          59,026      59,026        61,977       52,410      52,410        55,030

     25            33,864          94,418      94,418        99,138       81,777      81,777        85,866
     35            55,160         241,783     241,783       244,201      203,041     203,041       205,071

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

44                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,310       9,298       20,001        10,095       9,088       20,001
      2            11,025          10,600       9,608       20,001        10,134       9,151       20,001
      3            11,576          10,898       9,927       20,001        10,143       9,185       20,001
      4            12,155          11,205      10,407       20,001        10,117       9,335       20,001
      5            12,763          11,522      10,748       20,001        10,050       9,294       20,001

      6            13,401          11,848      11,300       20,001         9,932       9,406       20,001
      7            14,071          12,185      11,664       20,001         9,752       9,259       20,001
      8            14,775          12,533      12,240       20,001         9,494       9,226       20,001
      9            15,513          12,891      12,628       20,001         9,138       8,902       20,001
     10            16,289          13,260      13,230       20,001         8,662       8,632       20,001

     11            17,103          13,750      13,720       20,001         8,110       8,080       20,001
     12            17,959          14,260      14,230       20,001         7,383       7,353       20,001
     13            18,856          14,790      14,760       20,001         6,439       6,409       20,001
     14            19,799          15,340      15,310       20,001         5,222       5,192       20,001
     15            20,789          15,913      15,883       20,001         3,654       3,624       20,001

     16            21,829          16,507      16,477       20,001         1,627       1,597       20,001
     17            22,920          17,125      17,095       20,001            --          --           --
     18            24,066          17,768      17,738       20,001            --          --           --
     19            25,270          18,436      18,406       20,001            --          --           --
     20            26,533          19,130      19,100       20,086            --          --           --

     25            33,864          23,031      23,001       24,183            --          --           --
     35            55,160          33,530      33,500       33,865            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               45
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,724       8,745       20,001         9,505       8,549       20,001
      2            11,025           9,425       8,500       20,001         8,946       8,066       20,001
      3            11,576           9,136       8,261       20,001         8,345       7,543       20,001
      4            12,155           8,854       8,160       20,001         7,694       7,087       20,001
      5            12,763           8,580       7,928       20,001         6,985       6,449       20,001

      6            13,401           8,313       7,868       20,001         6,204       5,863       20,001
      7            14,071           8,054       7,642       20,001         5,332       5,049       20,001
      8            14,775           7,802       7,577       20,001         4,347       4,209       20,001
      9            15,513           7,557       7,357       20,001         3,222       3,120       20,001
     10            16,289           7,319       7,289       20,001         1,925       1,895       20,001

     11            17,103           7,145       7,115       20,001           428         398       20,001
     12            17,959           6,974       6,944       20,001            --          --       20,001
     13            18,856           6,806       6,776       20,001            --          --       20,001
     14            19,799           6,641       6,611       20,001            --          --       20,001
     15            20,789           6,480       6,450       20,001            --          --       20,001

     16            21,829           6,322       6,292       20,001            --          --       20,001
     17            22,920           6,168       6,138       20,001            --          --       20,001
     18            24,066           6,016       5,986       20,001            --          --       20,001
     19            25,270           5,867       5,837       20,001            --          --       20,001
     20            26,533           5,721       5,691       20,001            --          --       20,001

     25            33,864           5,035       5,005       20,001            --          --       20,001
     35            55,160           3,852       3,822       20,001            --          --       20,001

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

46                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,530       9,750        20,001       10,302       9,522        20,001
      2            11,025          11,517      10,737        20,001       11,035      10,255        20,001
      3            11,576          12,599      11,819        20,001       11,841      11,061        20,001
      4            12,155          13,787      13,157        20,001       12,732      12,102        20,001
      5            12,763          15,089      14,459        20,001       13,724      13,094        20,001

      6            13,401          16,517      16,087        20,001       14,840      14,410        20,001
      7            14,071          18,084      17,654        20,435       16,104      15,674        20,001
      8            14,775          19,809      19,579        21,988       17,551      17,321        20,001
      9            15,513          21,714      21,484        23,667       19,216      18,986        20,945
     10            16,289          23,789      23,759        25,930       21,049      21,019        22,943

     11            17,103          26,108      26,078        28,196       23,097      23,067        24,944
     12            17,959          28,662      28,632        30,668       25,353      25,323        27,127
     13            18,856          31,452      31,422        33,653       27,816      27,786        29,762
     14            19,799          34,530      34,500        36,601       30,534      30,504        32,365
     15            20,789          37,898      37,868        40,171       33,501      33,471        35,511

     16            21,829          41,614      41,584        43,694       36,782      36,752        38,621
     17            22,920          45,680      45,650        47,964       40,364      40,334        42,382
     18            24,066          50,147      50,147        52,654       44,269      44,239        46,482
     19            25,270          55,086      55,086        57,840       48,519      48,489        50,945
     20            26,533          60,513      60,513        63,538       53,139      53,139        55,795

     25            33,864          96,795      96,795       101,634       82,914      82,914        87,060
     35            55,160         247,871     247,871       250,349      205,864     205,864       207,922

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               47
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,963       9,185       20,001         9,733       8,973       20,001
      2            11,025          10,308       9,528       20,001         9,812       9,046       20,001
      3            11,576          10,666       9,886       20,001         9,864       9,094       20,001
      4            12,155          11,038      10,408       20,001         9,883       9,260       20,001
      5            12,763          11,424      10,794       20,001         9,864       9,242       20,001

      6            13,401          11,824      11,394       20,001         9,797       9,375       20,001
      7            14,071          12,240      11,810       20,001         9,670       9,253       20,001
      8            14,775          12,671      12,441       20,001         9,469       9,249       20,001
      9            15,513          13,118      12,888       20,001         9,174       8,960       20,001
     10            16,289          13,583      13,553       20,001         8,764       8,734       20,001

     11            17,103          14,086      14,056       20,001         8,226       8,196       20,001
     12            17,959          14,609      14,579       20,001         7,515       7,485       20,001
     13            18,856          15,152      15,122       20,001         6,590       6,560       20,001
     14            19,799          15,717      15,687       20,001         5,397       5,367       20,001
     15            20,789          16,304      16,274       20,001         3,859       3,829       20,001

     16            21,829          16,914      16,884       20,001         1,868       1,838       20,001
     17            22,920          17,549      17,519       20,001            --          --           --
     18            24,066          18,208      18,178       20,001            --          --           --
     19            25,270          18,893      18,863       20,001            --          --           --
     20            26,533          19,605      19,575       20,584            --          --           --

     25            33,864          23,607      23,577       24,787            --          --           --
     35            55,160          34,378      34,348       34,721            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

48                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                               SINGLE LIFE OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
                          ISSUE AGE: 65 MALE PREFERRED
                          INITIAL FACE AMOUNT: $20,001

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,396       8,661       20,001         9,164       8,447       20,001
      2            11,025           9,166       8,449       20,001         8,659       7,980       20,001
      3            11,576           8,941       8,241       20,001         8,110       7,471       20,001
      4            12,155           8,722       8,168       20,001         7,507       7,027       20,001
      5            12,763           8,506       7,966       20,001         6,841       6,401       20,001

      6            13,401           8,296       7,934       20,001         6,099       5,825       20,001
      7            14,071           8,090       7,736       20,001         5,261       5,021       20,001
      8            14,775           7,888       7,700       20,001         4,306       4,190       20,001
      9            15,513           7,691       7,507       20,001         3,205       3,111       20,001
     10            16,289           7,497       7,467       20,001         1,923       1,893       20,001

     11            17,103           7,319       7,289       20,001           427         397       20,001
     12            17,959           7,145       7,115       20,001            --          --           --
     13            18,856           6,974       6,944       20,001            --          --           --
     14            19,799           6,806       6,776       20,001            --          --           --
     15            20,789           6,642       6,612       20,001            --          --           --

     16            21,829           6,481       6,451       20,001            --          --           --
     17            22,920           6,323       6,293       20,001            --          --           --
     18            24,066           6,168       6,138       20,001            --          --           --
     19            25,270           6,016       5,986       20,001            --          --           --
     20            26,533           5,867       5,837       20,001            --          --           --

     25            33,864           5,167       5,137       20,001            --          --           --
     35            55,160           3,960       3,930       20,001            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               49
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,965       9,939        45,872       10,965       9,939        45,872
      2            11,025          11,985      10,965        45,872       11,985      10,965        45,872
      3            11,576          13,095      12,086        45,872       13,095      12,086        45,872
      4            12,155          14,304      13,459        45,872       14,304      13,459        45,872
      5            12,763          15,620      14,795        45,872       15,620      14,795        45,872

      6            13,401          17,053      16,453        45,872       17,053      16,453        45,872
      7            14,071          18,612      18,043        45,872       18,612      18,043        45,872
      8            14,775          20,309      19,978        45,872       20,309      19,978        45,872
      9            15,513          22,155      21,870        45,872       22,155      21,870        45,872
     10            16,289          24,164      24,134        45,872       24,164      24,134        45,872

     11            17,103          26,566      26,536        45,872       26,566      26,536        45,872
     12            17,959          29,211      29,181        45,872       29,211      29,181        45,872
     13            18,856          32,130      32,100        45,872       32,130      32,100        45,872
     14            19,799          35,362      35,332        45,872       35,362      35,332        45,872
     15            20,789          38,952      38,922        45,872       38,952      38,922        45,872

     16            21,829          42,939      42,909        49,380       42,939      42,909        49,380
     17            22,920          47,337      47,307        53,490       47,337      47,307        53,490
     18            24,066          52,186      52,186        57,926       52,186      52,186        57,926
     19            25,270          57,570      57,570        62,750       57,570      57,570        62,750
     20            26,533          63,480      63,480        69,193       63,480      63,480        69,193

     25            33,864         103,143     103,143       109,331      103,143     103,143       109,331
     35            55,160         268,360     268,360       281,778      261,693     261,693       274,777

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

50                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,375       9,361       45,872        10,375       9,361       45,872
      2            11,025          10,726       9,731       45,872        10,726       9,731       45,872
      3            11,576          11,082      10,108       45,872        11,082      10,108       45,872
      4            12,155          11,442      10,640       45,872        11,442      10,640       45,872
      5            12,763          11,804      11,027       45,872        11,804      11,027       45,872

      6            13,401          12,167      11,615       45,872        12,167      11,615       45,872
      7            14,071          12,532      12,008       45,872        12,526      12,002       45,872
      8            14,775          12,910      12,615       45,872        12,880      12,585       45,872
      9            15,513          13,299      13,036       45,872        13,222      12,959       45,872
     10            16,289          13,702      13,672       45,872        13,547      13,517       45,872

     11            17,103          14,231      14,201       45,872        13,961      13,931       45,872
     12            17,959          14,782      14,752       45,872        14,354      14,324       45,872
     13            18,856          15,355      15,325       45,872        14,720      14,690       45,872
     14            19,799          15,952      15,922       45,872        15,049      15,019       45,872
     15            20,789          16,573      16,543       45,872        15,333      15,303       45,872

     16            21,829          17,220      17,190       45,872        15,558      15,528       45,872
     17            22,920          17,893      17,863       45,872        15,706      15,676       45,872
     18            24,066          18,593      18,563       45,872        15,753      15,723       45,872
     19            25,270          19,322      19,292       45,872        15,669      15,639       45,872
     20            26,533          20,081      20,051       45,872        15,419      15,389       45,872

     25            33,864          24,368      24,338       45,872         9,959       9,929       45,872
     35            55,160          36,008      35,978       45,872            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               51
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,784       8,800       45,872         9,784       8,800       45,872
      2            11,025           9,537       8,601       45,872         9,537       8,601       45,872
      3            11,576           9,286       8,397       45,872         9,286       8,397       45,872
      4            12,155           9,031       8,323       45,872         9,031       8,323       45,872
      5            12,763           8,768       8,103       45,872         8,768       8,103       45,872

      6            13,401           8,509       8,054       45,872         8,496       8,042       45,872
      7            14,071           8,257       7,835       45,872         8,212       7,792       45,872
      8            14,775           8,012       7,782       45,872         7,910       7,682       45,872
      9            15,513           7,773       7,568       45,872         7,584       7,384       45,872
     10            16,289           7,540       7,510       45,872         7,229       7,199       45,872

     11            17,103           7,372       7,342       45,872         6,893       6,863       45,872
     12            17,959           7,207       7,177       45,872         6,509       6,479       45,872
     13            18,856           7,046       7,016       45,872         6,067       6,037       45,872
     14            19,799           6,887       6,857       45,872         5,559       5,529       45,872
     15            20,789           6,731       6,701       45,872         4,969       4,939       45,872

     16            21,829           6,578       6,548       45,872         4,282       4,252       45,872
     17            22,920           6,428       6,398       45,872         3,472       3,442       45,872
     18            24,066           6,280       6,250       45,872         2,506       2,476       45,872
     19            25,270           6,135       6,105       45,872         1,344       1,314       45,872
     20            26,533           5,993       5,963       45,872            --          --           --

     25            33,864           5,321       5,291       45,872            --          --           --
     35            55,160           4,150       4,120       45,872            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

52                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,595       9,815        45,872       10,595       9,815        45,872
      2            11,025          11,654      10,874        45,872       11,654      10,874        45,872
      3            11,576          12,816      12,036        45,872       12,816      12,036        45,872
      4            12,155          14,089      13,459        45,872       14,089      13,459        45,872
      5            12,763          15,485      14,855        45,872       15,485      14,855        45,872

      6            13,401          17,015      16,585        45,872       17,015      16,585        45,872
      7            14,071          18,692      18,262        45,872       18,692      18,262        45,872
      8            14,775          20,530      20,300        45,872       20,530      20,300        45,872
      9            15,513          22,545      22,315        45,872       22,545      22,315        45,872
     10            16,289          24,755      24,725        45,872       24,755      24,725        45,872

     11            17,103          27,223      27,193        45,872       27,223      27,193        45,872
     12            17,959          29,942      29,912        45,872       29,942      29,912        45,872
     13            18,856          32,945      32,915        45,872       32,945      32,915        45,872
     14            19,799          36,273      36,243        45,872       36,273      36,243        45,872
     15            20,789          39,971      39,941        46,366       39,971      39,941        46,366

     16            21,829          44,066      44,036        50,675       44,066      44,036        50,675
     17            22,920          48,580      48,550        54,894       48,580      48,550        54,894
     18            24,066          53,557      53,557        59,447       53,557      53,557        59,447
     19            25,270          59,082      59,082        64,399       59,082      59,082        64,399
     20            26,533          65,148      65,148        71,010       65,148      65,148        71,010

     25            33,864         105,853     105,853       112,204      105,853     105,853       112,204
     35            55,160         275,411     275,411       289,181      268,568     268,568       281,995

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               53
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,025       9,245       45,872        10,025       9,245       45,872
      2            11,025          10,430       9,650       45,872        10,430       9,650       45,872
      3            11,576          10,845      10,065       45,872        10,845      10,065       45,872
      4            12,155          11,269      10,639       45,872        11,269      10,639       45,872
      5            12,763          11,701      11,071       45,872        11,701      11,071       45,872

      6            13,401          12,138      11,708       45,872        12,138      11,708       45,872
      7            14,071          12,585      12,155       45,872        12,579      12,149       45,872
      8            14,775          13,048      12,818       45,872        13,019      12,789       45,872
      9            15,513          13,531      13,301       45,872        13,455      13,225       45,872
     10            16,289          14,032      14,002       45,872        13,881      13,851       45,872

     11            17,103          14,574      14,544       45,872        14,312      14,282       45,872
     12            17,959          15,139      15,109       45,872        14,724      14,694       45,872
     13            18,856          15,727      15,697       45,872        15,109      15,079       45,872
     14            19,799          16,339      16,309       45,872        15,461      15,431       45,872
     15            20,789          16,976      16,946       45,872        15,769      15,739       45,872

     16            21,829          17,639      17,609       45,872        16,021      15,991       45,872
     17            22,920          18,329      18,299       45,872        16,199      16,169       45,872
     18            24,066          19,048      19,018       45,872        16,279      16,249       45,872
     19            25,270          19,795      19,765       45,872        16,234      16,204       45,872
     20            26,533          20,574      20,544       45,872        16,028      15,998       45,872

     25            33,864          24,970      24,940       45,872        10,942      10,912       45,872
     35            55,160          36,906      36,876       45,872            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

54                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 55 MALE PREFERRED / 55 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $45,872

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,454       8,715       45,872         9,454       8,715       45,872
      2            11,025           9,274       8,548       45,872         9,274       8,548       45,872
      3            11,576           9,087       8,376       45,872         9,087       8,376       45,872
      4            12,155           8,894       8,330       45,872         8,894       8,330       45,872
      5            12,763           8,691       8,140       45,872         8,691       8,140       45,872

      6            13,401           8,489       8,120       45,872         8,476       8,107       45,872
      7            14,071           8,291       7,930       45,872         8,245       7,886       45,872
      8            14,775           8,098       7,906       45,872         7,995       7,805       45,872
      9            15,513           7,908       7,720       45,872         7,719       7,534       45,872
     10            16,289           7,721       7,691       45,872         7,410       7,380       45,872

     11            17,103           7,550       7,520       45,872         7,073       7,043       45,872
     12            17,959           7,382       7,352       45,872         6,687       6,657       45,872
     13            18,856           7,217       7,187       45,872         6,245       6,215       45,872
     14            19,799           7,055       7,025       45,872         5,735       5,705       45,872
     15            20,789           6,896       6,866       45,872         5,146       5,116       45,872

     16            21,829           6,740       6,710       45,872         4,458       4,428       45,872
     17            22,920           6,587       6,557       45,872         3,649       3,619       45,872
     18            24,066           6,437       6,407       45,872         2,684       2,654       45,872
     19            25,270           6,289       6,259       45,872         1,524       1,494       45,872
     20            26,533           6,144       6,114       45,872           122          92       45,872

     25            33,864           5,459       5,429       45,872            --          --           --
     35            55,160           4,264       4,234       45,872            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               55
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,959       9,933        28,491       10,959       9,933        28,491
      2            11,025          11,958      10,939        28,491       11,958      10,939        28,491
      3            11,576          13,032      12,024        28,491       13,032      12,024        28,491
      4            12,155          14,190      13,347        28,491       14,187      13,344        28,491
      5            12,763          15,454      14,631        28,491       15,431      14,608        28,491

      6            13,401          16,833      16,235        28,491       16,774      16,176        28,491
      7            14,071          18,339      17,771        28,491       18,227      17,660        28,491
      8            14,775          19,982      19,652        28,491       19,804      19,475        28,491
      9            15,513          21,775      21,490        28,491       21,525      21,241        28,491
     10            16,289          23,732      23,702        28,491       23,417      23,387        28,491

     11            17,103          26,092      26,062        28,491       25,726      25,696        28,491
     12            17,959          28,737      28,707        30,748       28,328      28,298        30,310
     13            18,856          31,641      31,611        33,855       31,190      31,160        33,373
     14            19,799          34,839      34,809        36,929       34,343      34,313        36,403
     15            20,789          38,344      38,314        40,644       37,796      37,766        40,064

     16            21,829          42,208      42,178        44,318       41,605      41,575        43,685
     17            22,920          46,437      46,407        48,758       45,773      45,743        48,061
     18            24,066          51,058      51,058        53,610       50,328      50,328        52,844
     19            25,270          56,172      56,172        58,980       55,329      55,329        58,095
     20            26,533          61,798      61,798        64,887       60,777      60,777        63,815

     25            33,864          99,595      99,595       104,575       95,804      95,804       100,594
     35            55,160         258,688     258,688       261,274      238,971     238,971       241,361

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

56                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,368       9,355       28,491        10,368       9,355       28,491
      2            11,025          10,699       9,705       28,491        10,699       9,705       28,491
      3            11,576          11,017      10,044       28,491        11,017      10,044       28,491
      4            12,155          11,345      10,545       28,491        11,319      10,519       28,491
      5            12,763          11,684      10,908       28,491        11,599      10,824       28,491

      6            13,401          12,034      11,483       28,491        11,851      11,302       28,491
      7            14,071          12,395      11,872       28,491        12,066      11,545       28,491
      8            14,775          12,768      12,474       28,491        12,233      11,942       28,491
      9            15,513          13,153      12,890       28,491        12,339      12,078       28,491
     10            16,289          13,551      13,521       28,491        12,365      12,335       28,491

     11            17,103          14,074      14,044       28,491        12,397      12,367       28,491
     12            17,959          14,618      14,588       28,491        12,319      12,289       28,491
     13            18,856          15,185      15,155       28,491        12,106      12,076       28,491
     14            19,799          15,774      15,744       28,491        11,728      11,698       28,491
     15            20,789          16,388      16,358       28,491        11,145      11,115       28,491

     16            21,829          17,027      16,997       28,491        10,299      10,269       28,491
     17            22,920          17,693      17,663       28,491         9,109       9,079       28,491
     18            24,066          18,385      18,355       28,491         7,460       7,430       28,491
     19            25,270          19,106      19,076       28,491         5,195       5,165       28,491
     20            26,533          19,856      19,826       28,491         2,092       2,062       28,491

     25            33,864          24,093      24,063       28,491            --          --           --
     35            55,160          35,596      35,566       35,952            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               57
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 1
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,778       8,795       28,491         9,778       8,795       28,491
      2            11,025           9,510       8,576       28,491         9,510       8,576       28,491
      3            11,576           9,231       8,347       28,491         9,220       8,337       28,491
      4            12,155           8,960       8,258       28,491         8,904       8,206       28,491
      5            12,763           8,696       8,036       28,491         8,554       7,904       28,491

      6            13,401           8,439       7,987       28,491         8,163       7,724       28,491
      7            14,071           8,189       7,770       28,491         7,717       7,321       28,491
      8            14,775           7,945       7,717       28,491         7,203       6,993       28,491
      9            15,513           7,708       7,505       28,491         6,601       6,422       28,491
     10            16,289           7,477       7,447       28,491         5,887       5,857       28,491

     11            17,103           7,310       7,280       28,491         5,078       5,048       28,491
     12            17,959           7,147       7,117       28,491         4,094       4,064       28,491
     13            18,856           6,986       6,956       28,491         2,896       2,866       28,491
     14            19,799           6,828       6,798       28,491         1,438       1,408       28,491
     15            20,789           6,673       6,643       28,491            --          --           --

     16            21,829           6,521       6,491       28,491            --          --           --
     17            22,920           6,372       6,342       28,491            --          --           --
     18            24,066           6,226       6,196       28,491            --          --           --
     19            25,270           6,082       6,052       28,491            --          --           --
     20            26,533           5,941       5,911       28,491            --          --           --

     25            33,864           5,273       5,243       28,491            --          --           --
     35            55,160           4,110       4,080       28,491            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

58                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12% (11.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,589       9,809        28,491       10,589       9,809        28,491
      2            11,025          11,627      10,847        28,491       11,627      10,847        28,491
      3            11,576          12,750      11,970        28,491       12,750      11,970        28,491
      4            12,155          13,973      13,343        28,491       13,968      13,338        28,491
      5            12,763          15,317      14,687        28,491       15,289      14,659        28,491

      6            13,401          16,793      16,363        28,491       16,726      16,296        28,491
      7            14,071          18,414      17,984        28,491       18,294      17,864        28,491
      8            14,775          20,195      19,965        28,491       20,010      19,780        28,491
      9            15,513          22,151      21,921        28,491       21,899      21,669        28,491
     10            16,289          24,301      24,271        28,491       23,995      23,965        28,491

     11            17,103          26,735      26,705        28,873       26,385      26,355        28,495
     12            17,959          29,450      29,420        31,511       29,063      29,033        31,097
     13            18,856          32,427      32,397        34,696       32,000      31,970        34,239
     14            19,799          35,706      35,676        37,848       35,236      35,206        37,349
     15            20,789          39,298      39,268        41,655       38,780      38,750        41,106

     16            21,829          43,259      43,229        45,421       42,688      42,658        44,822
     17            22,920          47,594      47,564        49,973       46,966      46,936        49,314
     18            24,066          52,331      52,331        54,947       51,640      51,640        54,222
     19            25,270          57,573      57,573        60,451       56,772      56,772        59,610
     20            26,533          63,339      63,339        66,505       62,362      62,362        65,480

     25            33,864         102,079     102,079       107,183       98,303      98,303       103,217
     35            55,160         265,140     265,140       267,790      245,203     245,203       247,655

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

HARTFORD LIFE INSURANCE COMPANY                                               59
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

     ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6% (5.40% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500          10,018       9,238       28,491        10,018       9,238       28,491
      2            11,025          10,402       9,622       28,491        10,402       9,622       28,491
      3            11,576          10,780      10,000       28,491        10,779       9,999       28,491
      4            12,155          11,173      10,543       28,491        11,143      10,513       28,491
      5            12,763          11,581      10,951       28,491        11,490      10,860       28,491

      6            13,401          12,006      11,576       28,491        11,814      11,384       28,491
      7            14,071          12,447      12,017       28,491        12,108      11,678       28,491
      8            14,775          12,905      12,675       28,491        12,359      12,129       28,491
      9            15,513          13,382      13,152       28,491        12,555      12,325       28,491
     10            16,289          13,877      13,847       28,491        12,680      12,650       28,491

     11            17,103          14,413      14,383       28,491        12,737      12,707       28,491
     12            17,959          14,972      14,942       28,491        12,688      12,658       28,491
     13            18,856          15,553      15,523       28,491        12,509      12,479       28,491
     14            19,799          16,158      16,128       28,491        12,173      12,143       28,491
     15            20,789          16,787      16,757       28,491        11,641      11,611       28,491

     16            21,829          17,442      17,412       28,491        10,856      10,826       28,491
     17            22,920          18,125      18,095       28,491         9,743       9,713       28,491
     18            24,066          18,835      18,805       28,491         8,193       8,163       28,491
     19            25,270          19,574      19,544       28,491         6,054       6,024       28,491
     20            26,533          20,343      20,313       28,491         3,115       3,085       28,491

     25            33,864          24,688      24,658       28,491            --          --           --
     35            55,160          36,485      36,455       36,849            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

60                                               HARTFORD LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE
                              LAST SURVIVOR OPTION
                             POLICY OWNER OPTION: 2
                            $10,000 INITIAL PREMIUM
              ISSUE AGES: 65 MALE PREFERRED / 65 FEMALE PREFERRED
                          INITIAL FACE AMOUNT: $28,491

    ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0% (-0.60% NET)

                                         CURRENT CHARGES*                     GUARANTEED CHARGES**
                PREMIUMS       ------------------------------------   ------------------------------------
  END OF      ACCUMULATED                      CASH                                   CASH
  POLICY     AT 5% INTEREST      ACCOUNT     SURRENDER     DEATH        ACCOUNT     SURRENDER     DEATH
   YEAR         PER YEAR          VALUE        VALUE      BENEFIT        VALUE        VALUE      BENEFIT
  -------   ----------------   -----------   ---------   ----------   -----------   ---------   ----------
      1            10,500           9,448       8,709       28,491         9,448       8,709       28,491
      2            11,025           9,246       8,522       28,491         9,246       8,522       28,491
      3            11,576           9,033       8,326       28,491         9,020       8,313       28,491
      4            12,155           8,825       8,265       28,491         8,764       8,208       28,491
      5            12,763           8,620       8,073       28,491         8,472       7,934       28,491

      6            13,401           8,420       8,053       28,491         8,135       7,780       28,491
      7            14,071           8,223       7,864       28,491         7,742       7,402       28,491
      8            14,775           8,031       7,840       28,491         7,276       7,101       28,491
      9            15,513           7,842       7,655       28,491         6,719       6,555       28,491
     10            16,289           7,657       7,627       28,491         6,047       6,017       28,491

     11            17,103           7,487       7,457       28,491         5,241       5,211       28,491
     12            17,959           7,320       7,290       28,491         4,261       4,231       28,491
     13            18,856           7,157       7,127       28,491         3,068       3,038       28,491
     14            19,799           6,996       6,966       28,491         1,617       1,587       28,491
     15            20,789           6,838       6,808       28,491            --          --           --

     16            21,829           6,683       6,653       28,491            --          --           --
     17            22,920           6,531       6,501       28,491            --          --           --
     18            24,066           6,381       6,351       28,491            --          --           --
     19            25,270           6,235       6,205       28,491            --          --           --
     20            26,533           6,091       6,061       28,491            --          --           --

     25            33,864           5,410       5,380       28,491            --          --           --
     35            55,160           4,224       4,194       28,491            --          --           --

   *  THESE VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.
  **  THESE VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE
      RATES, ADMINISTRATIVE FEES, AND MORTALITY AND EXPENSE RISK RATES.

    THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                       PART II

                          CONTENTS OF REGISTRATION STATEMENT


This Registration Statement comprises the following papers and documents:

     The facing sheet.


     The prospectus consisting of 60 pages.


     The undertaking to file reports.

     The Rule 484 undertaking.

     The signatures.

(1) The following exhibits included herewith correspond to those required by paragraph A of the instructions for exhibits to Form N-8B-2.

     (A1) Resolution of Board of Directors of Hartford Life Insurance Company ("Hartford") authorizing the establishment of the Separate Account.(1)

     (A2)      Not applicable.

     (A3a)     Principal Underwriting Agreement.(2)

     (A3b)     Forms of Selling Agreements.(2)

     (A3c)     Not applicable.

     (A4)      Not applicable.

     (A5)      Form of Modified Single Premium Variable Life Insurance
               Policy.(1)

     (A6a)     Charter of Hartford.(3)


------------
(1) Incorporated by reference to Post-Effective Amendment No. 2, to the Registration Statement File No. 33-83654, dated May 1, 1995.

(2) Incorporated by reference to Post Effective Amendment No. 3, to the Registration Statement File No. 33-83654, dated May 1, 1996.

(3) Incorporated by reference to Post Effective Amendment No. 4, to the Registration Statement File No. 33-83654, filed on April 15, 1997.

     (A6b)     Bylaws of Hartford.(2)

     (A7)      Not applicable.

     (A8)      Not applicable.

     (A9)      Not applicable.

     (A10) Form of Application for Modified Single Premium Variable Life Insurance Policies.(1)

     (A11)     Memorandum describing transfer and redemption procedures.(1)

(2) Opinion and consent of Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary.

(3) No financial statement will be omitted from the Prospectus pursuant to Instruction 1 (b) or (c) of Part I.

(4)  Not Applicable.

(5) Opinion and Consent of Michael Winterfield, FSA, MAAA to be filed by Amendment.


(6) Consent of Arthur Andersen LLP, Independent Public Accountants to be filed by Amendment.


(7)  Power of Attorney.


(8)  Not applicable.

                      REPRESENTATION OF REASONABLENESS OF FEES

Hartford Life Insurance Company ("Hartford") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

                             UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

            UNDERTAKINGS AND REPRESENTATIONS AS REQUIRED BY RULE 6e-3(T)

1. Separate Account Five meets the definition of "Separate Account" under Rule 6e-3(T).

2. Hartford undertakes to keep and make available to the Commission upon request any documents used to support any representation as to the reasonableness of fees.

                           UNDERTAKING ON INDEMNIFICATION

Under Section 33-772 of the Connecticut General Statutes, unless limited by its certificate of incorporation, the Registrant must indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

The Registrant may indemnify an individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal proceeding, had no reason to believe his conduct was unlawful. Conn. Gen. Stat.
Section 33-771(a). Additionally, pursuant to Conn. Gen. Stat. Section 33-776, the Registrant may indemnify officers and employees or agents for liability incurred and for any expenses to which they become subject by reason of being or having been an employee or officer of the Registrant. Connecticut law does not prescribe standards for the indemnification of officers, employees and agents and expressly states that their indemnification may be broader than the right of indemnification granted to directors.

The foregoing statements are specifically made subject to the detailed provisions of Section 33-770 et seq.



Notwithstanding the fact that Connecticut law obligates the Registrant to indemnify only a director that was successful on the merits in a suit, under
Article VIII, Section 1 of the Registrant's bylaws, the Registrant must indemnify both directors and officers of the Registrant for (1) any claims and liabilities to which they become subject by reason of being or having been a directors or officers of the company and legal and (2) other expenses incurred in defending against such claims, in each case, to the extent such is consistent with statutory provisions.


Additionally, the directors and officers of Hartford and Hartford Securities Distribution Company, Inc. ("HSD") are covered under a directors and officers liability insurance policy issued to The Hartford Financial Services Group, Inc. and its subsidiaries. Such policy will reimburse the Registrant for any payments that it shall make to directors and officers pursuant to law and will, subject to certain exclusions contained in the policy, further pay any other costs, charges and expenses and settlements and judgments arising from any proceeding involving any director or officer of the Registrant in his past or present capacity as such, and for which he may be liable, except as to any liabilities arising from acts that are deemed to be uninsurable.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

INFORMATION REGARDING CERTAIN SALES LOADS, ADMINISTRATIVE, MANAGEMENT AND OTHER FEES


Separate Account Five of Hartford Life Insurance Company was established to separate the assets funding the Policies from other assets of Hartford. In addition to the Policies described in this Prospectus the Separate Account holds assets of several other Registration Statements. In 1995, the Separate Account received approximately $71,340,308 in policyholder premiums. In the same year it charged policyholders approximately $582,077 in sales load, administrative, management and other fees ("Separate Account Charges"). In 1996 policyholder premium was $107,397,075 with the associated Separate Account Charges equaled approximately $3,215,096. In 1997 policyholder premium for the entire Separate Account equaled $73,692,511 with Separate Account Charges for the same time period being $5,654,757.


OFFICERS AND DIRECTORS

The principal underwriter for Hartford Life Insurance Company Separate Account Five is Hartford Securities Distribution Company, Inc. The following is a list of Officers and Directors:


               Name and Principal       Positions and Offices
                Business Address          With Underwriter
               ------------------       ---------------------

               Lowndes A. Smith         President and Chief Executive Officer,
                                         Director
               Thomas M. Marra          Executive Vice President, Director
               Peter W. Cummins         Senior Vice President
               Lynda Godkin             Senior Vice President, General Counsel
                                         and Corporate Secretary
               Donald E. Waggaman, Jr.  Treasurer
               George R. Jay            Controller





     Unless otherwise indicated, the principal business address of each the above individuals is P. O. Box 2999, Hartford, Connecticut 06104-2999.

                                     SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the Town of Simsbury, and State of Connecticut, on the 15th day of January, 1999.


HARTFORD LIFE INSURANCE COMPANY -
SEPARATE ACCOUNT FIVE (Registrant)

           By:    /s/ Lynda Godkin
                  -----------------------------------
                  Lynda Godkin, Senior Vice President,
                  General Counsel and Corporate Secretary

HARTFORD LIFE INSURANCE COMPANY (Depositor)

           By:    /s/ Lynda Godkin
                  -----------------------------------
                  Lynda Godkin, Senior Vice President,
                  General Counsel and Corporate Secretary


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities and on the date indicated.



Gregory A. Boyko, Senior Vice President,
    Director*
Lynda Godkin, Senior Vice President,
    General Counsel, and Corporate
    Secretary, Director*
Thomas M. Marra, Executive Vice              *By: /s/ Marianne O'Doherty
   President, Director*                           ----------------------
Lowndes A. Smith, President,                      Marianne O'Doherty
   Chief Executive Officer, Director *            Attorney-In-Fact
Raymond P. Welnicki, Senior Vice
   President, Director*                       Dated:  January 15, 1999
Lizabeth H. Zlatkus, Senior Vice President
   Director*
David M. Znamierowski, Senior Vice
   President, Director*

                                   EXHIBIT INDEX



(2) Opinion and Consent of Lynda Godkin, Senior Vice President, General Counsel, and Corporate Secretary.


(7)       Power of Attorney.